Annual

December 31, 2002

Report

Templeton Investment Plus

Franklin Templeton Variable Insurance Products Trust

The Phoenix Edge Series Fund

- Phoenix - Goodwin Money Market Series

FRANKLIN TEMPLETON INVESTMENTS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

Letter to Contract Owners	2
A Word About Risk	5
Important Notes to Performance Information	6
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund
(formerly Templeton International Securities Fund)	TF-1
Templeton Global Asset Allocation Fund
(formerly Templeton Asset Strategy Fund)	TGA-1
Prospectus Supplement	TGA-7
Templeton Global Income Securities Fund	TGI-1
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP)

currently consists of 24 separate funds,

which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes

are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

PHNX TIP A02 02/03

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2002. For most investors, 2002 was a year that tested their fortitude. U.S. economic growth wavered during the year, mainly because of weakness in corporate capital spending. Amid lower earnings, sluggish capacity utilization rates, volatile capital markets and a slew of high-profile accounting scandals, U.S. companies continued to focus more on balance sheet strengthening than on making capital investments. Because many companies’ existing manufacturing plants generally were underutilized, additional plant and machinery investments became unnecessary. Lack of a clear vision into the future caused many companies to delay capital investment. In an effort to stimulate investment, the Federal Reserve Board lowered the federal funds target rate to 1.25% in November.

For most of the year, the U.S. consumer drove U.S. economic growth, in spite of a steady rise in the U.S. unemployment rate and historically high personal debt levels. American households benefited from several factors that enabled real disposable personal income growth to remain surprisingly steady throughout the year. Such factors included tax cuts, lower interest rates, real wage growth, and an enormous mortgage refinancing boom that was made even bigger by rising home  prices. With more cash in hand, consumers proved willing to spend throughout most of the year. However, household spending began to slow near year-end.

Calendar-year 2002 was a year of extreme volatility for U.S. equity markets. Investor sentiment shifted back and forth, depending on economic data and news of corporate accounting scandals, rising unemployment, geopolitical conflicts and threats of war and terrorism. The U.S. stock markets surged up and down correspondingly, ending with their third consecutive losing year, a string not recorded since the Great Depression era.

Global stock markets also retreated for the third straight year, confounded by the uncertain U.S. economy and some sluggish Asian economies (notably Japan’s), financial crises in Latin America, the threat of war and a further deflating of the technology bubble in much of Europe. Not even an improving backdrop of declining global interest rates and falling valuations could offset the negative effects. By period-end,

2

there were some reasons for optimism, however, as global investors welcomed the European Central Bank’s decision to reduce rates in December. In addition, the euro appreciated to a three-year high against the U.S. dollar during the fiscal year.

For the 12 months ended December 31, 2002, the Dow Jones Industrial Average™, Standard & Poor’s 500 Composite Index (S&P 500) and Nasdaq Composite Index posted cumulative total returns of -14.98%,  -22.09% and -31.13%, respectively.1 Indicative of global markets, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index returned -15.66%.1 Emerging stock markets generally outperformed their developed country counterparts for the second consecutive year, and the MSCI Emerging Markets Free Index returned -6.00% for the same period.1

In the U.S., investors reacted to the economic uncertainty and stock market volatility by flocking to Treasury securities, and their yields, which move in the opposite direction of their prices, tumbled. As a result, 2002 was the third year in a row that Treasuries rose in value as stocks declined. Corporate bonds, particularly junk bonds, were a different story, in large part because of the corporate accounting scandals that came to light during the period. For the year ended December 31, 2002, the 10-year Treasury note posted a 14.62% return and the Credit Suisse First Boston High Yield Index returned -3.10%.2

Despite the uncertainty of some recent economic data, we believe a moderate economic recovery with low inflationary pressures is likely to unfold. It appears to us that the federal government is focusing on ways to bolster corporate growth and encourage capital spending in 2003, which could stimulate the economy. Meanwhile, the prospect of a future military conflict in Iraq remains a wild card for any economic outlook.

1. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

2. Sources: Standard & Poor’s Micropal (Lehman Brothers); CS First Boston. Please see Index Descriptions following the Fund Summaries..

3

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Rupert H. Johnson, Jr.

Vice President

Franklin Templeton Variable Insurance Products Trust

4

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investment in particular sectors from time to time, some funds carry greater risk of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated (“junk”) bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

5

IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

6

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

The 12 months ended December 31, 2002, brought challenges and some improvement for many emerging market economies and markets. The Latin American region began to recover from the aftermath of difficult political and economic events in Brazil and Argentina. Brazilian elections ended months of political uncertainty during which the country’s stock market and currency suffered. The country’s markets recovered as investor sentiment improved and Brazil’s currency strengthened. President-elect Luiz Inacio Lula da Silva stressed his commitment to accelerating Brazil’s economic recovery by combating inflation and controlling government spending. In Argentina, concerns focused on the country’s shattered financial system. The International Monetary Fund (IMF) granted Argentina a third payment delay for 2002, which allowed the country to avoid defaulting on its IMF debt. Because Argentina needs to obtain additional IMF support, we expect the country to work toward implementing key reforms and improving its fiscal position. Additionally, many analysts expect the central bank’s new president, Alfonso Prat Gay, to implement independent monetary policies, which we believe could improve the country’s financial situation. In Mexico, the economy benefited from prudent fiscal and monetary policies and improving confidence in the region.

In Asia, many markets attracted foreign investment as a result of their competitive edge and strengthening economies. Countries such as China and South Korea attracted outsourcing contracts largely due to their manufacturing expertise and low costs. Citing South Korea’s improving external payment situation, Moody’s, an independent rating agency, raised its outlook on the country’s sovereign credit ratings to positive from stable and maintained its long-term foreign currency rating of A3. In addition, strong gross domestic product growth in 2002’s second and third quarters, as well as other favorable macroeconomic indicators, helped attract investment to South Korea. In an attempt to encourage capital investment and maintain the country’s growth momentum, the government announced it would extend preferential tax rates to corporate capital investments until June 2003. Aimed at promoting bilateral trade between South Korea and Singapore, the two countries announced that negotiations for a free-trade agreement would soon begin, while South Korea and Chile agreed on a free-trade pact that would eliminate tariffs on major agricultural and industrial products. Chinese President Jiang Zemin, in addition to discussing future economic policy, emphasized the need for continued political reforms, government accountability, reform for state-owned enterprises and strategies for combating corruption.

In a landmark decision, the European Union (EU) formally agreed upon enlarging the bloc to include 10 additional states in May 2004. These included Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovenia and Slovakia. In our opinion, these countries’ economies should benefit from convergence to EU standards. Many analysts expect companies exposed to the effort for EU convergence to undergo consolidation and merger and acquisition activity, which should, in our opinion, generate greater investor interest. Additionally, with the Justice and Development Party’s majority in the Turkish Assembly, that country’s political situation looks set to improve, and markets there posted gains near year-end.

During the 12-month reporting period, the Fund’s exposure to South Africa increased due to our Anglo American purchase and the rand’s recovery, which contributed to higher U.S. dollar returns in our holdings there. We purchased shares in Anglo American because of its dominant market position, strong cash flows and capable management team. We believe investors can also take comfort in the government’s sound fiscal management and an efficient central bank. Furthermore, we favor South African companies because we feel they are well managed and enjoy not only a favorable domestic market, but also expanding demand in Africa and other parts of the world.

In Asia, we increased our exposure to South Korea as we expect the country’s positive macroeconomic performance to allow companies to improve their profitability, thus leading to higher stock prices. On the other hand, we made selective sales in Taiwan as stocks reached our sell-price targets. Moreover, we reduced Fund exposure to Thailand’s banking sector because of a relatively high number of non-performing loans.

In Latin America, with the political environment in Brazil stabilizing, we expect equity markets to improve as investors reevaluate Brazilian assets. Therefore, we took the opportunity to increase our exposure to stocks we deemed to be attractively valued. In addition, we increased exposure to Chile during the reporting period as a result of our investment in COPEC, a holding company that operates Chile’s leading fuel distribution franchise.

Top 10 Countries

Templeton Developing Markets

 Securities Fund

12/31/02

% of Total Net Assets

South Korea	16.2%

South Africa	15.8%

Hong Kong	8.5%

Brazil	6.6%

Mexico	5.3%

Turkey	5.1%

Indonesia	4.3%

China	4.2%

Taiwan	4.0%

Singapore	3.7%

In Europe, we increased our Hungary exposure through purchases in MOL, the largest, fully integrated petroleum company in central Europe, and Gedeon Richter, Hungary’s largest pharmaceutical producer. We also purchased shares of Greece’s Coca-Cola SA, Coca-Cola’s second largest bottler in the world. In Russia, we increased our holdings in UES, the world’s largest utility holding company.

Within the top 10 holdings, South Africa’s Anglo American and Barloworld, South Korea’s Korea Electric Power, Russia’s Lukoil and Austria’s OMV replaced South Korea’s Samsung Electronics, Brazilian companies Banco Bradesco and Centrais Eletricas Brasileiras (Eletrobras), Turkey’s Tupras-Turkiye Petrol Rafineleri and Singapore’s Fraser & Neave.

At year-end we note that completed elections in Brazil and Turkey resulted in investors’ return from the sidelines, with stock markets embarking on an upward trend in the final quarter of 2002. We expect many emerging markets to continue experiencing positive macroeconomic trends, which should positively affect the stock markets. In addition, we believe progressive political changes that may lead to efficient and strong central governments could in turn attract foreign investment. Because a stable economic and political environment generally supports the investment climate, we believe improving economic conditions and corporate profitability should be reflected in increased stock prices over the long term. As a result, we will continue to focus on Templeton’s bottom-up, value approach in our search for bargain stocks, which we believe will allow the portfolio to benefit from future global economic recovery.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings

Templeton Developing Markets

Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Anglo American PLC Metals & Mining, South Africa	3.1%

SABMiller PLC Beverages, South Africa	3.0%

PT Telekomunikasi Indonesia TBK, B Diversified Telecommunication Services, Indonesia	2.3%

Akbank	2.2%
Banks, Turkey

Kimberly Clark de Mexico SA de CV, A Household Products, Mexico	2.1%

Lukoil Holdings, ADR Oil & Gas, Russia	1.9%

Korea Electric Power Corp. Electric Utilities, South Korea	1.9%

OMV AG Oil & Gas, Austria	1.8%

Barloworld Ltd. Industrial Conglomerates, South Africa	1.7%

Polski Koncern Naftowy Orlen SA Oil & Gas, Poland	1.6%

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Developing Markets Securities Fund – Class 1*

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (3/4/96)

Cumulative Total Return	+0.04%	-23.68%	-49.06%

Average Annual Total Return	+0.04%	-5.26%	-9.41%

Value of $10,000 Investment	$10,004	$7,632	$5,094

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (3/4/96–12/31/02)

The graph compares the performance of Templeton Developing Markets Securities Fund – Class 1,* the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities  Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$4.78	$5.25	$7.77	$5.13	$6.63

Income from investment operations:
Net investment income[b]	.07	.08	.07	.05	.07
Net realized and unrealized gains (losses)	(.06)	(.50)	(2.52)	2.67	(1.42)

Total from investment operations	.01	(.42)	(2.45)	2.72	(1.35)

Less distributions from:
Net investment income	(.08)	(.05)	(.07)	(.08)	(.09)
Net realized gains	—	—	—	—	(.06)

Total distributions	(.08)	(.05)	(.07)	(.08)	(.15)

Net asset value, end of year	$4.71	$4.78	$5.25	$7.77	$5.13

Total return[c]	.04%	(8.08)%	(31.76)%	53.84%	(20.94)%

Ratios/supplemental data
Net assets, end of year (000’s)	$225,454	$240,289	$301,645	$297,605	$180,684
Ratios to average net assets:
Expenses	1.58%	1.57%	1.56%	1.50%	1.66%
Net investment income	1.45%	1.64%	1.13%	.82%	1.67%
Portfolio turnover rate	57.91%	78.29%	89.48%	60.27%	23.22%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$4.76	$5.22	$7.74	$5.12	$6.62

Income from investment operations:
Net investment income[b]	.06	.07	.06	.03	.07
Net realized and unrealized gains (losses)	(.06)	(.49)	(2.53)	2.66	(1.42)

Total from investment operations	—	(.42)	(2.47)	2.69	(1.35)

Less distributions from:
Net investment income	(.07)	(.04)	(.05)	(.07)	(.09)
Net realized gains	—	—	—	—	(.06)

Total distributions	(.07)	(.04)	(.05)	(.07)	(.15)

Net asset value, end of year	$4.69	$4.76	$5.22	$7.74	$5.12

Total return[c]	(.15)%	(8.08)%	(32.04)%	53.27%	(21.03)%

Ratios/supplemental data
Net assets, end of year (000’s)	$80,952	$64,081	$56,617	$49,654	$17,287
Ratios to average net assets:
Expenses	1.83%	1.82%	1.81%	1.75%	1.91%
Net investment income	1.20%	1.37%	.88%	.52%	1.44%
Portfolio turnover rate	57.91%	78.29%	89.48%	60.27%	23.22%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002

	INDUSTRY	SHARES	VALUE

Long Term Investments 97.7%
Argentina 1.3%
[a]Molinos Rio de la Plata SA, B	Food Products	886,191	$1,261,472
[a]Quilmes Industrial SA, B, ADR	Beverages	159,795	995,523
[a]Tenaris SA	Energy Equipment & Services	16,463	32,290
[a]Tenaris SA, ADR	Energy Equipment & Services	93,059	1,788,594

			4,077,879

Austria 3.1%
BBAG Oesterreichische Brau-Beteiligungs AG	Beverages	9,480	661,560
Erste Bank der Oester Sparkassen AG	Banks	17,300	1,164,613
Mayr-Melnhof Karton AG	Containers & Packaging	12,774	945,051
OMV AG	Oil & Gas	56,595	5,557,764
Wienerberger AG	Building Products	66,142	1,176,484

			9,505,472

Brazil 6.6%
Banco Bradesco SA, ADR, pfd.	Banks	327,581	4,880,957
Centrais Eletricas Brasileiras SA (Eletrobras)	Electric Utilities	192,645,000	1,284,301
Cia de Bebidas das Americas (AMBEV)	Beverages	60,000	8,102
Cia de Bebidas das Americas (AMBEV), ADR, pfd.	Beverages	40,400	628,624
Cia Vale do Rio Doce, ADR	Metals & Mining	44,134	1,275,914
Cia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	36,910	1,015,025
Companhia Paranaense de Energia-Copel, ADR, pfd.	Electric Utilities	299,265	840,935
Duratex SA, pfd.	Building Products	42,947,583	630,869
Embraer-Empresa Brasileira de Aeronautica SA	Aerospace & Defense	52,000	188,022
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Aerospace & Defense	112,982	1,796,414
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	354,311	4,747,767
Souza Cruz SA	Tobacco	297,200	1,496,074
Unibanco Uniao de Bancos Brasileiros SA, GDR	Banks	136,995	1,500,095

			20,293,099

Chile .3%
Cia de Petroleos de Chile SA (COPEC)	Industrial Conglomerates	216,762	770,472

China 4.2%
Beijing Datang Power Generation Co. Ltd., H	Electric Utilities	432,000	139,876
[a]China Mobile (Hong Kong) Ltd.	Wireless Telecommunication Services	996,000	2,369,193
China Petroleum & Chemical Corp., H	Oil & Gas	23,828,000	4,002,729
China Resources Enterprise Ltd.	Distributors	2,824,000	2,498,682
China Shipping Development Co. Ltd., H	Marine	1,728,000	361,184
People’s Food Holdings Ltd.	Food & Drug Retailing	1,772,000	755,999
PetroChina Co. Ltd., H	Oil & Gas	9,704,000	1,928,767
Qingling Motors Co. Ltd., H	Automobiles	2,674,000	312,033
Travelsky Technology Ltd., H	Commercial Services & Supplies	873,000	604,512

			12,972,975

Croatia .9%
Pliva D D, GDR, Reg S	Pharmaceuticals	190,000	2,726,500

Czech Republic .2%
Philip Morris CR AS	Tobacco	1,170	433,590
[a]Unipetrol	Chemicals	81,500	91,988

			525,578

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
Egypt .3%
Commercial International Bank Ltd.	Banks	155,690	$908,248

Greece .8%
Coca-Cola Hellenic Bottling Company SA	Beverages	117,700	1,635,323
Hellenic Telecommunications Organization SA (OTE)	Diversified Telecommunication Services	82,110	904,741

			2,540,064

Hong Kong 8.5%
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,346,000	1,225,464
Cheung Kong Holdings Ltd.	Real Estate	382,000	2,485,975
Cheung Kong Infrastructure Holdings Ltd.	Construction Materials	416,000	712,151
China Merchants Holdings International Co. Ltd.	Industrial Conglomerates	3,882,000	2,712,997
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	4,118,000	649,514
Citic Pacific Ltd.	Industrial Conglomerates	2,219,000	4,097,482
Cosco Pacific Ltd.	Transportation Infrastructure	5,066,000	4,157,598
Dairy Farm International Holdings Ltd.	Food & Drug Retailing	1,511,833	1,436,241
Giordano International Ltd.	Specialty Retail	1,748,000	683,658
Hang Lung Group Ltd.	Real Estate	1,457,000	1,195,740
Henderson Investment Ltd.	Real Estate	1,963,000	1,812,383
Henderson Land Development Company Limited	Real Estate	206,000	618,131
Hutchison Whampoa Ltd.	Industrial Conglomerates	81,000	506,876
MTR Corp. Ltd.	Road & Rail	1,378,028	1,457,838
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	1,590,000	2,191,810

			25,943,858

Hungary 3.0%
Egis Rt.	Pharmaceuticals	11,638	719,578
Gedeon Richter Ltd.	Pharmaceuticals	50,992	3,368,316
Matav RT	Diversified Telecommunication Services	145,800	528,566
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	197,590	4,609,935

			9,226,395

India 3.1%
Bharat Heavy Electricals Ltd.	Electrical Equipment	505,200	1,818,509
Bharat Petroleum Corp. Ltd.	Oil & Gas	179,600	811,852
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	36,260	679,185
Grasim Industries Ltd.	Industrial Conglomerates	357,627	2,351,239
Hindalco Industries Inc.	Metals & Mining	30,072	367,731
Hindustan Petroleum Corporation Ltd.	Oil & Gas	32,000	192,167
ITC Ltd.	Tobacco	179,100	2,466,687
Mahanagar Telephone Nigam Ltd.	Diversified Telecommunication Services	461,285	912,469

			9,599,839

Indonesia 4.3%
PT Gudang Garam TBK	Tobacco	1,830,000	1,697,095
PT Indofoods Sukses Makmur TBK	Food Products	11,633,525	779,901
PT Indosat (Persero) TBK	Diversified Telecommunication Services	3,410,500	3,524,819
PT Telekomunikasi Indonesia TBK, B	Diversified Telecommunication Services	16,634,900	7,155,795

			13,157,610

Israel .3%
[a]Check Point Software Technologies Ltd.	Software	34,400	446,168
Elbit Systems Ltd.	Aerospace & Defense	35,675	569,298

			1,015,466

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
Malaysia .7%
Genting Bhd.	Hotels Restaurants & Leisure	280,600	$989,484
Petronas Dagangan Bhd.	Oil & Gas	198,000	270,948
SIME Darby Bhd.	Industrial Conglomerates	772,000	1,007,663

			2,268,095

Mexico 5.3%
Cemex SA	Construction Materials	591,720	2,540,709
Fomento Economico Mexicano SA De CV Femsa	Beverages	59,250	2,157,885
[a]Grupo Carso SA de CV	Industrial Conglomerates	703,500	1,721,101
Kimberly Clark de Mexico SA de CV, A	Household Products	2,789,400	6,397,706
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	102,252	3,270,019

			16,087,420

Peru .1%
Credicorp Ltd.	Banks	45,200	424,880

Philippines 1.6%
San Miguel Corp., B	Beverages	3,892,630	4,812,467

Poland 1.6%
Polski Koncern Naftowy Orlen SA	Oil & Gas	1,068,116	4,930,345

Portugal .1%
BPI Socieda de Gestora de Participacoes Socias SA	Diversified Financials	72,000	164,713

Russia 3.5%
[b]Lukoil Holdings, ADR	Oil & Gas	95,307	5,878,536
Mosenergo, ADR	Electric Utilities	184,480	562,664
Sberbank RF	Banks	2,550	490,875
Unified Energy Systems	Electric Utilities	30,404,900	3,916,151

			10,848,226

Singapore 3.7%
Cycle & Carriage Ltd.	Distributors	193,268	378,848
DBS Group Holdings Ltd.	Banks	23,000	145,863
Fraser & Neave Ltd.	Beverages	1,014,090	4,560,336
Keppel Corp., Ltd.	Diversified Financials	1,614,600	3,444,232
Singapore Airlines Ltd.	Airlines	384,000	2,258,172
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	803,000	574,067

			11,361,518

South Africa 15.8%
Alexander Forbes Ltd.	Diversified Financials	86,116	140,006
Anglo American PLC	Metals & Mining	636,470	9,383,306
Barloworld Ltd.	Industrial Conglomerates	726,900	5,150,693
Bidvest Group Ltd.	Industrial Conglomerates	2,500	13,111
[a]Datatec Ltd.	IT Consulting & Services	16,438	12,931
Firstrand Ltd.	Banks	478,500	410,438
[a]Imperial Holdings Ltd.	Air Freight & Couriers	286,177	1,834,361
Investec Ltd.	Diversified Financials	19,070	251,140
Investec PLC	Diversified Financials	24,430	321,785
[a]Johnnic Holdings Ltd.	Wireless Telecommunication Services	48,123	255,239
Nampak Ltd.	Containers & Packaging	410,000	676,126
Old Mutual PLC	Insurance	2,765,960	3,918,547
Remgro Ltd.	Industrial Conglomerates	677,070	4,884,405
Reunert Ltd.	Electronic Equipment & Instruments	320,500	737,705

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
South Africa (cont.)
SABMiller PLC	Beverages	1,304,424	$9,242,931
Sanlam Ltd.	Insurance	3,621,000	3,207,226
Sasol Ltd.	Chemicals	353,300	4,323,349
Shoprite Holdings Ltd.	Food & Drug Retailing	178,300	147,536
Standard Bank Group Ltd.	Banks	221,606	778,675
Tiger Brands Ltd.	Food Products	228,442	1,900,910
Tongaat-Hulett Group Ltd.	Food Products	131,595	720,816

			48,311,236

South Korea 16.2%
[a]Chohung Bank Co. Ltd.	Banks	353,770	1,222,931
CJ Corp.	Food Products	55,900	2,158,610
Daelim Industrial Co.	Construction & Engineering	140,180	1,684,216
Dongkuk Steel Mill Co. Ltd.	Metals & Mining	214,670	806,336
Hanjin Heavy Industries Co. Ltd.	Machinery	130,740	308,648
Hankook Tire Co. Ltd.	Auto Components	469,880	873,560
Hankuk Electric Glass Co. Ltd.	Electronic Equipment & Instruments	11,370	555,055
[a]Hyundai Development Co.	Construction & Engineering	302,020	1,782,505
Hyundai Motor Co. Ltd.	Automobiles	188,510	4,410,567
Kangwon Land Inc.	Hotels Restaurants & Leisure	34,253	3,234,548
Kookmin Bank	Banks	50,360	1,783,331
Kookmin Credit Card Co. Ltd.	Diversified Financials	52,315	1,274,738
Korea Electric Power Corp.	Electric Utilities	371,049	5,709,409
Korea Gas Corp.	Gas Utilities	98,240	1,834,675
KT Corp.	Diversified Telecommunication Services	64,450	2,755,040
[a]LG Card Co. Ltd.	Diversified Financials	16,890	484,179
LG Chem Investment Ltd.	Industrial Conglomerates	248,643	1,547,140
LG Chem Ltd.	Chemicals	4,030	137,952
LG Household & Health Care Ltd.	Household Products	60,500	1,917,963
LG Petrochemical Co. Ltd.	Chemicals	121,060	1,388,151
POSCO	Metals & Mining	15,200	1,512,246
Samsung Electronics Co. Ltd.	Semiconductor Equipment & Products	3,118	825,473
[a]Samsung Fine Chemicals	Chemicals	168,350	2,086,543
[a]Samsung Heavy Industries Co. Ltd.	Machinery	731,430	2,497,611
Samsung Securities Co. Ltd.	Diversified Financials	30,320	732,404
[a]SK Corp.	Oil & Gas	300,980	3,324,344
[a]SK Telecom Co. Ltd.	Wireless Telecommunication Services	14,600	2,818,937

			49,667,112

Taiwan 4.0%
Advantech Co. Ltd.	Computers & Peripherals	316,000	568,018
Asustek Computer Inc.	Computers & Peripherals	1,534,000	2,691,228
Avision Inc.	Computers & Peripherals	657,000	377,912
Chinatrust Financial Holding Co.	Banks	826,000	672,298
Chunghwa Telcom Co. Ltd.	Diversified Telecommunication Services	241,000	356,960
Delta Electronics Inc.	Electronic Equipment & Instruments	683,100	797,638
Guangshen Railway Co. Ltd., H	Road & Rail	3,366,000	569,751
International Bank of Taipei	Banks	21,000	10,267
Kinpo Electronics, Inc.	Office Electronics	199,000	102,448
[a]Mega Financial Holdings Co. Ltd.	Banks	841,484	406,584
Phoenixtec Power Co. Ltd.	Electrical Equipment	1,254,000	948,525
Sinopac Holdings Co.	Banks	4,522,708	1,892,591

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
Taiwan (cont.)
Sunplus Technology Co. Ltd.	Semiconductor Equipment & Products	516,000	$964,625
Taiwan Cellular Corp.	Wireless Telecommunication Services	802,060	668,960
UNI-President Enterprises Corp.	Food Products	2,617,600	813,060
Yuanta Core Pacific Securities Co.	Diversified Financials	659,000	316,517

			12,157,382

Thailand 3.1%
Advanced Info Service Public Co. Ltd., fgn.	Wireless Telecommunication Services	364,600	302,423
Electricity Generating Public Co. Ltd., fgn.	Electric Utilities	261,500	227,523
Hana Microelectronics Co. Ltd., fgn.	Electronic Equipment & Instruments	168,000	257,262
PTT Exploration & Production Public Co. Ltd., fgn.	Oil & Gas	1,125,900	3,709,462
Shin Corporation Public Co. Ltd., fgn.	Wireless Telecommunication Services	6,707,000	1,587,272
Siam Cement Public Co. Ltd., fgn.	Construction Materials	110,810	3,213,747
[a]Telecomasia Corp. Public Co. Ltd., purch. rts.	Diversified Telecommunication Services	344,616	—
[a]Total Access Communication Public Co. Ltd.	Diversified Telecommunication Services	518,000	287,490

			9,585,179

Turkey 5.1%
[a]Akbank	Banks	2,066,863,255	6,848,035
[a]Arcelik AS, Br.	Household Durables	362,089,600	2,835,643
[a]KOC Holding AS	Diversified Financials	240,283,328	2,496,921
Migros Turk T.A.S.	Food & Drug Retailing	35,883,000	313,436
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	665,183,000	3,125,563

			15,619,598

Total Long Term Investments (Cost $318,062,041)			299,501,626

		PRINCIPAL AMOUNT
Short Term Investments (Cost $3,013,220) 1.0%
U.S. Treasury Bills, 1.175% - 1.63%, 1/9/03 - 3/20/03		$3,018,000	3,013,767

Total Investments (Cost $321,075,261) 98.7%			302,515,393
Other Assets, less Liabilities 1.3%			3,889,957

Net Assets 100.0%			$306,405,350

[a]	Non-income producing
[b]	See Note 6 regarding other considerations.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$321,075,261

Value	302,515,393
Receivables:
Investment securities sold	1,658,227
Capital shares sold	3,051,041
Dividends	702,585

Total assets	307,927,246

Liabilities:
Payables:
Investment securities purchased	620,278
Capital shares redeemed	342,900
Affiliates	408,216
Funds advanced by custodian	33,237
Other liabilities	117,265

Total liabilities	1,521,896

Net assets, at value	$306,405,350

Net assets consist of:
Undistributed net investment income	$3,131,753
Net unrealized depreciation	(18,565,087)
Accumulated net realized loss	(219,386,956)
Capital shares	541,225,640

Net assets, at value	$306,405,350

Class 1:
Net assets, at value	$225,453,793

Shares outstanding	47,832,788

Net asset value and offering price per share	$4.71

Class 2:
Net assets, at value	$80,951,557

Shares outstanding	17,262,440

Net asset value and offering price per share	$4.69

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
(net of foreign taxes and fees of $1,028,373)
Dividends	$9,571,250
Interest	151,792

Total investment income	9,723,042

Expenses:
Management fees (Note 3)	3,999,544
Administrative fees (Note 3)	461,956
Distribution fees - Class 2 (Note 3)	198,373
Transfer agent fees	4,764
Custodian fees	359,778
Reports to shareholders	182,862
Professional fees	30,483
Trustees’ fees and expenses	4,010
Other	25,344

Total expenses	5,267,114

Net investment income	4,455,928

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(8,659,032)
Foreign currency transactions	(609,706)

Net realized loss	(9,268,738)
Net unrealized appreciation on:
Investments	6,863,521
Translation of assets and liabilities denominated in foreign currencies	13,788

Net unrealized appreciation	6,877,309

Net realized and unrealized loss	(2,391,429)

Net increase in net assets resulting from operations	$2,064,499

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$4,455,928	$5,298,349
Net realized loss from investments and foreign currency transactions	(9,268,738)	(64,139,840)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,877,309	34,395,953

Net increase (decrease) in net assets resulting from operations	2,064,499	(24,445,538)
Distributions to shareholders from:
Net investment income:
Class 1	(3,878,945)	(2,724,470)
Class 2	(1,149,535)	(485,657)

Total distributions to shareholders	(5,028,480)	(3,210,127)
Capital share transactions: (Note 2)
Class 1	(12,115,583)	(34,976,459)
Class 2	17,115,195	8,739,887

Total capital share transactions	4,999,612	(26,236,572)
Net increase (decrease) in net assets	2,035,631	(53,892,237)
Net assets:
Beginning of year	304,369,719	358,261,956

End of year	$306,405,350	$304,369,719

Undistributed net investment income included in net assets:
End of year	$3,131,753	$4,501,180

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	20,100,040	$96,134,388	23,829,962	$119,530,717
Shares issued in reinvestment of distributions	751,734	3,878,945	523,937	2,724,470
Shares redeemed	(23,322,593)	(112,128,916)	(31,504,501)	(157,231,646)

Net decrease	(2,470,819)	$(12,115,583)	(7,150,602)	$(34,976,459)

Class 2 Shares:
Shares sold	65,809,894	$323,925,644	167,290,965	$796,982,738
Shares issued in reinvestment of distributions	223,645	1,149,535	93,937	485,657
Shares redeemed	(62,244,002)	(307,959,984)	(164,748,164)	(788,728,508)

Net increase	3,789,537	$17,115,195	2,636,738	$8,739,887

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$37,259,962
2007	91,657,992
2009	62,323,035
2010	24,165,498

$215,406,487

At December 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002 of $1,289,566 and $121,846, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001

Distributions paid from:
Ordinary income	$5,028,480	$3,210,127
Long-term capital gains	—	—

	$5,028,480	$3,210,127

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$325,124,249

Unrealized appreciation	25,545,773
Unrealized depreciation	(48,154,629)

Net unrealized depreciation	$(22,608,856)

Undistributed ordinary income	$4,611,683
Undistributed long term capital gains	—

Distributable earnings	$4,611,683

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $179,676,065 and $178,301,597, respectively.

6. OTHER CONSIDERATIONS

Members of the Fund Portfolio Management team serve as members on the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, members of the Portfolio Management team serve in this capacity for Lukoil Holdings. As a result of this involvement, the Portfolio Managers could receive certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of this company for limited or extended periods of time.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Developing Markets Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented subsequent to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2002, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

TEMPLETON FOREIGN SECURITIES FUND

Fund Goal and Primary Investments: Templeton Foreign Securities Fund (formerly Templeton International Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

The year 2002 was marked by mounting investor uncertainty on several levels, especially regarding the direction of global economies, currencies and interest rates, the potential for war, questions about accounting practices and continued worries over the ailing technology, media and telecommunications (TMT) sectors. This scenario fostered significant equity market volatility that could be with us for the foreseeable future. We believe some investors lost sight of individual companies’ future prospects, and sold their holdings in companies of excellent fundamental quality, producing opportunities for savvy long-term stock pickers and highlighting the benefits of a well-diversified portfolio. In other words, we saw a significant shift away from the common investment practices of the late 1990s’ “bubble” economy throughout the year under review.

Templeton Foreign Securities Fund underperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, which returned -15.66% during the year ended December 31, 2002.1 We attribute much of the Fund’s disappointing results to our large weightings in the industrial and materials sectors, both of which generally delivered poor returns. At period-end, however, our bottom-up, fundamental analysis indicated our investments in these sectors still offered significant value and strong long-term potential, although the short-term picture remained clouded by worries over the direction of global economies.

Overall we were net sellers of European securities over 2002, and the Fund’s weighting declined accordingly, from 61.9% on December 31, 2001, to 53.4% of total net assets by December 31, 2002. European markets performed poorly, dragged down by declines in diversified financials, commodity and TMT stocks, although partially offset by a rebound in the euro. We have believed for some time that the euro was undervalued, and in light of worries over the U.S. market, capital flows began to shift into Europe and Japan, benefiting unhedged asset holders in those regions.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The Fund was aided by strong performance from an eclectic mix of stocks, including Italian oil company Eni, U.K. consumer company Unilever, U.K. engineer Smiths Group, and U.K. leisure company

P&O Princess Cruises. Detractors from performance included telecommunications companies such as Cable & Wireless and Telefonica, insurers AXA and Swiss Reinsurance, ING Groep in financial services, and chemical producers such as Akzo Nobel, Clariant and Bayer. Our industry analysis showed that European equity valuations were inexpensive relative to the U.S. at period-end, and that many of the region’s companies were slowly restructuring operations and improving their competitive positions. During the year, we identified a handful of opportunities we saw as attractive across diverse industries. New purchases included food manufacturer Nestle, Finnish insurer Sampo, Italian bank San Paolo-IMI, German software provider SAP and real estate operator Rodamco Europe. We funded these purchases largely by selling holdings in companies we regarded as more poorly positioned in similar industries, including Zurich Financial Services and Banca Nazionale del Lavoro.

Japan and the rest of the Asia/Pacific Rim region turned in relatively strong performance, aided by currency appreciation, positive earnings trends and low valuations relative to other global markets. Australia and South Korea were two of the region’s better performing markets, led by stocks pertaining to financial, utility, base metal and select technology companies. Top performers Samsung Electronics, Nippon Telegraph & Telephone, BHP Billiton, CLP Holdings, KT Corporation and Australia and New Zealand Banking Group aided Fund performance. While we identified some value in Japan, notably insurer Sompo Japan Insurance, we remained cautious due to the shaky Japanese economy and stock market. We believe there are significant, entrenched barriers to real reform in Japan at the political and corporate levels. We are skeptical that Japanese corporations will take the painful path of restructuring, and thus chose to underweight the portfolio’s Japanese equities as our analysts consistently identified values we saw as better in other regions of the world. We are far more optimistic about the rest of Asia, home to low-cost manufacturing, rising levels of intellectual property and an emerging middle class. We regard key Fund holding Samsung Electronics as an excellent example of an Asian company focused on improving returns, cash flow and its long-term market position in semiconductors, handsets and flat panel displays. Ironically, our most significant Asian purchases during the period were in Japan: the

Top 10 Holdings

Templeton Foreign

Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Eni SpA	2.2%
Oil & Gas, Italy

Samsung Electronics Co. Ltd.	2.1%
Semiconductor Equipment & Products, South Korea

Shell Transport & Trading Co. PLC	1.6%
Oil & Gas, U.K.

Cheung Kong Holdings Ltd.	1.6%
Real Estate, Hong Kong

Swiss Reinsurance Co.	1.5%
Insurance, Switzerland

Volkswagen AG, pfd.	1.5%
Automobiles, Germany

Telefonos de Mexico SA de CV (Telmex), L, ADR	1.5%
Diversified Telecommunications Services, Mexico

Ono Pharmaceutical Co. Ltd.	1.5%
Pharmaceuticals, Japan

Akzo Nobel NV	1.5%
Chemicals, Netherlands

BCE Inc.	1.5%
Diversified Telecommunication Services, Canada

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

aforementioned Sompo Japan Insurance, a health insurer trading at attractive valuations; Denso Corporation, a major supplier to Toyota; and transportation provider East Japan Railway. Our sales during the period were also concentrated in Japan, as we took advantage of the market’s strength to reduce holdings in Sony and Nomura Holdings, while eliminating holdings in Fujitsu and Nippon Express. We also sold our holding in Australia and New Zealand Banking Group due to its strong price appreciation and high valuation. During the period we were net buyers of Asian securities, which combined with relative outperformance, raised the Fund’s regional weighting from 20.1% of total net assets on December 31, 2001, to 22.3% at period-end.

Our Latin American securities performed poorly and were negatively impacted by political and economic turmoil in Brazil and Argentina. Mexico remained relatively healthy, sheltered by its ties to the U.S., but declined modestly during the period as investors worried that a sluggish U.S. economy would slow Mexico’s growth. Brazilian mining company Cia Vale do Rio Doce, one of the world’s lowest-cost resource companies, was one of the Fund’s strongest Latin American stocks during the year under review. Our weighting in Latin America continued to shrink as we were unable to identify new values and elimintated holdings in Unibanco and Telebras due to what we considered deteriorating fundamentals. During the year under review, Latin American holdings as a percentage of total net assets declined from 7.3% on December 31, 2001, to 5.3% by period-end.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We acknowledge that the near-term environment is uncertain and potentially unpleasant but remain focused on the long-term potential of the companies we own. In spite of the rampant short-term pessimism, there are signs of economic improvement in Europe and Asia, and we identified several companies that are reducing cost structures and positioning themselves to survive the current environment and prosper in the next upturn. As mentioned earlier, the Fund underperformed the MSCI EAFE Index during the year, dragged down by its higher-than-index weightings in materials and industrial stocks. Despite low valuations, we believe these sectors underperformed due to uncertain global economic conditions, weak commodity prices and worries that the current economic downturn  will be prolonged. We are not pleased with recent Fund performance but remain confident that the cyclical stocks we own are from well-managed companies with strong earnings prospects, solid balance sheets and very attractive valuations.

Overall, we believe that recent monetary stimulus could create a framework for global economic and equity price recovery. We are optimistic because we believe the Fund holds a number of the world’s best-managed companies and is well positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested analytical process that we believe will allow our organization to produce superior performance.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Foreign Securities Fund – Class 1*

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (5/1/92)

Cumulative Total Return	-18.40%	-9.13%	+114.18%	+101.11%

Average Annual Total Return	-18.40%	-1.90%	+7.91%	+6.77%

Value of $10,000 Investment	$8,160	$9,087	$21,418	$20,111

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Templeton Foreign Securities Fund – Class 1* and the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities  Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.85	$18.78	$22.25	$20.69	$20.18

Income from investment operations:
Net investment income[b]	.22	.23	.40	.33	.60
Net realized and unrealized gains (losses)	(2.37)	(5.23)	(.95)	3.78	1.29

Total from investment operations	(2.15)	(5.00)	(.55)	4.11	1.89

Less distributions from:
Net investment income	(.19)	(.26)	(.43)	(.57)	(.49)
Net realized gains	—	(1.67)	(2.49)	(1.98)	(.89)

Total distributions	(.19)	(1.93)	(2.92)	(2.55)	(1.38)

Net asset value, end of year	$9.51	$11.85	$18.78	$22.25	$20.69

Total return[c]	(18.40)%	(15.75)%	(2.19)%	23.61%	9.33%
Ratios/supplemental data
Net assets, end of year (000's)	$397,420	$565,220	$776,495	$1,056,798	$980,470
Ratios to average net assets:
Expenses	.88%	.90%	.87%	.85%	.86%
Net investment income	1.97%	1.59%	2.08%	1.69%	2.81%
Portfolio turnover rate	28.12%	20.00%	32.81%	30.04%	29.56%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.74	$18.67	$22.13	$20.61	$20.14

Income from investment operations:
Net investment income[b]	.17	.18	.31	.25	.59
Net realized and unrealized gains (losses)	(2.32)	(5.21)	(.90)	3.78	1.25

Total from investment operations	(2.15)	(5.03)	(.59)	4.03	1.84

Less distributions from:
Net investment income	(.17)	(.23)	(.38)	(.53)	(.48)
Net realized gains	—	(1.67)	(2.49)	(1.98)	(.89)

Total distributions	(.17)	(1.90)	(2.87)	(2.51)	(1.37)

Net asset value, end of year	$9.42	$11.74	$18.67	$22.13	$20.61

Total return[c]	(18.56)%	(15.99)%	(2.38)%	23.23%	9.08%
Ratios/supplemental data
Net assets, end of year (000's)	$299,760	$225,505	$187,115	$101,365	$39,886
Ratios to average net assets:
Expenses	1.13%	1.15%	1.12%	1.10%	1.11%
Net investment income	1.72%	1.32%	1.66%	1.26%	2.69%
Portfolio turnover rate	28.12%	20.00%	32.81%	30.04%	29.56%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002

	COUNTRY	SHARES	VALUE

Common Stocks 85.3%
Aerospace & Defense .8%
BAE Systems PLC	United Kingdom	2,624,811	$5,239,819

Air Freight & Couriers 1.0%
Deutsche Post AG	Germany	677,613	7,117,948

Auto Components 3.2%
Autoliv Inc., SDR	Sweden	393,611	8,063,485
Denso Corp.	Japan	323,000	5,299,410
Michelin SA, B	France	266,820	9,200,786

			22,563,681

Automobiles .9%
Volkswagen AG	Germany	181,815	6,582,454

Banks 5.8%
DBS Group Holdings Ltd.	Singapore	662,000	4,198,328
DBS Group Holdings Ltd., 144A	Singapore	650,000	4,122,226
HSBC Holdings PLC	Hong Kong	147,855	1,616,321
HSBC Holdings PLC, ADR	Hong Kong	105,243	5,786,260
Lloyds TSB Group PLC	United Kingdom	1,387,500	9,962,409
Nordea AB, FDR	Sweden	2,135,083	9,567,129
San Paolo-IMI SpA	Italy	804,000	5,231,024

			40,483,697

Biotechnology
[a]CK Life Sciences International (Holdings) Inc.	Hong Kong	67,245	12,072

Chemicals 3.2%
Akzo Nobel NV	Netherlands	329,003	10,437,032
BASF AG	Germany	132,069	4,975,472
Bayer AG, Br.	Germany	333,400	6,997,366

			22,409,870

Commercial Services & Supplies .7%
Chubb PLC	United Kingdom	2,724,071	3,848,239
Societe BIC SA	France	23,250	801,489

			4,649,728

Computers & Peripherals .6%
NEC Corp.	Japan	1,058,000	3,958,473

Construction Materials .4%
Cemex SA, ADR	Mexico	143,200	3,080,232

Diversified Financials 4.1%
Housing Development Finance Corp. Ltd.	India	41,040	306,837
ING Groep NV	Netherlands	450,610	7,632,088
Nomura Holdings Inc.	Japan	525,730	5,909,866
Rodamco Europe NV	Netherlands	164,000	6,927,056
Swire Pacific Ltd., B	Hong Kong	12,648,627	8,069,261

			28,845,108

Diversified Telecommunication Services 7.9%
BCE Inc.	Canada	572,460	10,327,326
Cable & Wireless PLC	United Kingdom	2,145,348	1,545,565
KT Corp., ADR	South Korea	420,880	9,069,964

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
Nippon Telegraph & Telephone Corp.	Japan	2,248	$8,164,557
Telecom Corp. of New Zealand Ltd.	New Zealand	2,964,626	7,024,445
Telefonica SA, ADR	Spain	320,467	8,514,808
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	333,129	10,653,466

			55,300,131

Electric Utilities 5.4%
CLP Holdings Ltd.	Hong Kong	1,848,189	7,441,720
E.On AG	Germany	142,653	5,748,455
Endesa SA	Spain	547,398	6,404,969
Hong Kong Electric Holdings Ltd.	Hong Kong	1,800,000	6,809,133
Iberdrola SA, Br.	Spain	528,222	7,400,086
Korea Electric Power Corp.	South Korea	250,000	3,846,802

			37,651,165

Electrical Equipment .4%
Kidde PLC	United Kingdom	2,724,071	3,102,711

Electronic Equipment & Instruments .8%
Hitachi Ltd.	Japan	1,494,867	5,731,562

Energy Equipment & Services .9%
IHC Caland NV	Netherlands	115,874	6,116,359

Food & Drug Retailing 1.5%
J.Sainsbury PLC	United Kingdom	2,300,000	10,321,415

Food Products 2.6%
Nestle SA	Switzerland	39,390	8,346,908
Unilever PLC	United Kingdom	1,056,934	10,056,153

			18,403,061

Health Care Equipment & Supplies 1.2%
Amersham PLC	United Kingdom	918,222	8,151,370

Health Care Providers & Services .9%
Mayne Group Ltd.	Australia	3,390,208	6,223,438

Hotels Restaurants & Leisure .8%
P & O Princess Cruises PLC	United Kingdom	789,853	5,480,499

Household Durables 1.9%
Koninklijke Philips Electronics NV	Netherlands	576,739	10,107,292
Sony Corp.	Japan	75,634	3,161,242

			13,268,534

Industrial Conglomerates 2.6%
Hutchison Whampoa Ltd.	Hong Kong	1,369,000	8,566,838
Smiths Group PLC	United Kingdom	837,500	9,377,314

			17,944,152

Insurance 7.6%
Ace Ltd.	Bermuda	269,803	7,916,020
AXA SA	France	479,792	6,439,654
AXA SA, 144A	France	40,480	543,313
Sampo OYJ, A	Finland	1,292,550	9,833,868

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Insurance (cont.)
Sompo Japan Insurance Inc.	Japan	1,700,000	$9,927,530
Swiss Reinsurance Co.	Switzerland	164,318	10,778,652
XL Capital Ltd., A	Bermuda	99,328	7,673,088

			53,112,125

IT Consulting & Services
Satyam Computers Services Ltd.	India	18,000	104,321

Machinery 2.7%
Invensys PLC	United Kingdom	4,349,526	3,693,694
Komatsu Ltd.	Japan	2,196,343	7,162,592
Volvo AB, B	Sweden	491,704	8,013,263

			18,869,549

Media 2.9%
APN News & Media Ltd.	Australia	103,453	177,676
United Business Media PLC	United Kingdom	1,173,940	5,480,755
Wolters Kluwer NV	Netherlands	380,280	6,624,462
WPP Group PLC	United Kingdom	1,020,000	7,791,712

			20,074,605

Metals & Mining 2.6%
Barrick Gold Corp.	Canada	428,374	6,602,676
BHP Billiton Ltd.	Australia	1,338,050	7,647,593
Pechiney SA, A	France	101,700	3,568,833

			17,819,102

Multi-Utilities .9%
Suez SA	France	354,000	6,144,376

Multiline Retail 1.0%
Marks & Spencer Group PLC	United Kingdom	1,435,117	7,277,704

Oil & Gas 6.5%
Eni SpA	Italy	955,840	15,196,264
Repsol YPF SA	Spain	730,405	9,657,691
Shell Transport & Trading Co. PLC	United Kingdom	1,679,653	11,059,599
Total Fina Elf SA, B	France	66,077	9,437,293

			45,350,847

Paper & Forest Products 1.8%
Stora Enso OYJ, R (SEK Traded)	Finland	584,330	6,069,097
UPM-Kymmene Corp.	Finland	204,542	6,568,148

			12,637,245

Pharmaceuticals 4.8%
Aventis SA	France	157,648	8,569,534
Merck KGAA	Germany	316,710	8,345,406
Ono Pharmaceutical Co. Ltd.	Japan	351,000	10,618,438
[a]Shire Pharmaceuticals Group PLC	United Kingdom	928,000	5,938,567

			33,471,945

Real Estate 1.6%
Cheung Kong Holdings Ltd.	Hong Kong	1,681,137	10,940,481

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Road & Rail 1.5%
East Japan Railway Co.	Japan	1,100	$5,459,678
Stagecoach Group PLC	United Kingdom	9,845,827	4,675,960

			10,135,638

Semiconductor Equipment & Products 2.6%
ASM Pacific Technology Ltd.	Hong Kong	252,500	485,680
Samsung Electronics Co. Ltd.	South Korea	54,850	14,521,226
Taiwan Semiconductor Manufacturing Co.	Taiwan	2,310,000	2,830,198

			17,837,104

Software 1.0%
[a]Check Point Software Technologies Ltd.	Israel	268,550	3,483,094
SAP AG, ADR	Germany	161,600	3,151,200

			6,634,294

Wireless Telecommunication Services .2%
[a]China Mobile (Hong Kong) Ltd.	China	611,000	1,453,391
Total Common Stocks (Cost $695,504,171)			594,500,206

Preferred Stocks 1.7%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	132,792	3,651,780
Petroleo Brasileiro SA, pfd.	Brazil	300,000	3,932,203
Volkswagen AG, pfd.	Germany	160,254	4,153,793

Total Preferred Stocks (Cost $13,751,151)			11,737,776

Total Long Term Investments (Cost $709,255,322)			606,237,982

Short Term Investments (Cost $82,942,069) 11.9%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	82,942,069	82,942,069

Total Investment (Cost $792,197,391) 98.9%			689,180,051
Other Assets, less Liabilities 1.1%			7,999,401

Net Assets 100.0%			$697,179,452

Currency Abbreviations:
SEK - Swedish Krona

[a]	Non-income producing
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$792,197,391

Value	689,180,051
Foreign currency, at value (cost $7,986,127)	7,912,850
Receivables:
Capital shares sold	1,851,126
Dividends and interest	1,831,274

Total assets	700,775,301

Liabilities:
Payables:
Capital shares redeemed	2,852,436
Affiliates	601,497
Deferred tax liability (Note 1f)	45,801
Other liabilities	96,115

Total liabilities	3,595,849

Net assets, at value	$697,179,452

Net assets consist of:
Undistributed net investment income	$14,477,229
Net unrealized depreciation	(102,990,987)
Accumulated net realized loss	(115,487,998)
Capital shares	901,181,208

Net assets, at value	$697,179,452

Class 1:
Net assets, at value	$397,419,611

Shares outstanding	41,768,921

Net asset value and offering price per share	$9.51

Class 2:
Net assets, at value	$299,759,841

Shares outstanding	31,832,731

Net asset value and offering price per share	$9.42

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statement of Operations

December 31, 2002

Investment income:
(net of foreign taxes and fees of $2,335,508)
Dividends	$21,492,435
Interest	47,596

Total investment income	21,540,031

Expenses:
Management fees (Note 3)	5,123,281
Administrative fees (Note 3)	1,029,203
Distribution fees - Class 2 (Note 3)	672,052
Custodian fees	251,935
Reports to shareholders	144,345
Other	93,601

Total expenses	7,314,417

Net investment income	14,225,614

Realized and unrealized gains and (losses):
Net realized gain (loss) from:
Investments	(90,019,792)
Foreign currency transactions	257,632

Net realized loss	(89,762,160)
Net unrealized appreciation (depreciation) on:
Investments	(61,400,604)
Translation of assets and liabilities denominated in foreign currencies	266,688
Deferred taxes (Note 1f)	(45,801)

Net unrealized depreciation	(61,179,717)

Net realized and unrealized loss	(150,941,877)

Net decrease in net assets resulting from operations	$(136,716,263)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net assets

December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$14,225,614	$13,400,247
Net realized loss from investments and foreign currency transactions	(89,762,160)	(25,399,603)
Net unrealized depreciation on investments, deferred tax liability, and translation of assets and liabilities denominated in foreign currencies	(61,179,717)	(126,607,879)

Net decrease in net assets resulting from operations	(136,716,263)	(138,607,235)
Distributions to shareholders from:
Net investment income:
Class 1	(8,763,684)	(20,393,444)
Class 2	(4,308,628)	(5,735,164)
Net realized gains:
Class 1	—	(152,779,558)
Class 2	—	(45,106,353)

Total distributions to shareholders	(13,072,312)	(224,014,519)
Capital Share transactions: (Note 2)
Class 1	(64,156,384)	77,008,936
Class 2	120,399,514	112,727,197

Total capital share transactions	56,243,130	189,736,133
Net decrease in net assets	(93,545,445)	(172,885,621)
Net assets:
Beginning of year	790,724,897	963,610,518

End of year	$697,179,452	$790,724,897

Undistributed net investment income included in net assets:
End of year	$14,477,229	$13,066,295

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

Effective May 1, 2002, the name of the Templeton International Securities Fund changed to Templeton Foreign Securities Fund. The Fund’s investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterpart to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

Deferred taxes are recorded for estimated tax liabilities inherent to the Fund’s portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	16,717,042	$179,100,108	29,920,018	$420,670,202
Shares issued on merger (Note 7)	1,133,785	13,775,492	—	—
Shares issued in reinvestment of distributions	754,190	8,763,684	13,351,812	173,173,002
Shares redeemed	(24,542,240)	(265,795,668)	(36,903,986)	(516,834,268)

Net increase (decrease)	(5,937,223)	$(64,156,384)	6,367,844	$77,008,936

Class 2 Shares:
Shares sold	160,323,831	$1,703,285,592	187,930,112	$2,573,046,300
Shares issued on merger (Note 7)	1,702,025	20,475,362	—	—
Shares issued in reinvestment of distributions	374,013	4,308,628	3,950,390	50,841,516
Shares redeemed	(149,780,718)	(1,607,670,068)	(182,688,657)	(2,511,160,619)

Net increase	12,619,151	$120,399,514	9,191,845	$112,727,197

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.75%	First $200 million
.675%	over $200 million, up to and including $1.3 billion
.60%	over $1.3 billion

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	over $200 million, up to and including $700 million
.10%	over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $80,139,302 which may be carried over to future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$25,468,205
2010	54,671,097

$80,139,302

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $35,348,694. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$13,072,312	$68,164,597
Long-term capital gain	—	155,849,922

	$13,072,312	$224,014,519

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$792,231,381

Unrealized appreciation	$80,274,143
Unrealized depreciation	(183,325,473)

Net unrealized depreciation	$(103,051,330)

Undistributed ordinary income	$14,511,219
Undistributed long term capital gains	—

Distributable earnings	$14,511,219

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $197,703,396 and $192,795,172 respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers or one of its affiliates. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned dividend income from investment in the Sweep Money Fund in the amount of $586,484.

7. MERGER OF TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Foreign Securities Fund (Foreign) acquired the net assets of the FTVIPT - Templeton International Smaller Companies Fund (International) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

7. MERGER OF TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND (cont.)

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
International	$13,775,492	$11.13	1,234,290	$20,475,362	$11.11	1,839,213
Foreign	$545,708,561	$12.15	44,908,453	$266,341,959	$12.03	22,143,863

Foreign - post merger	$559,484,053	$12.15	46,042,238	$286,817,321	$12.03	23,845,888

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented subsequent to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2002, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Fund Goal and Primary Investments: Templeton Global Asset Allocation Fund (formerly Templeton Asset Strategy Fund) seeks high total return.  The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest in lower-rated “junk bonds.”

The year 2002 was marked by mounting investor uncertainty on several levels, especially regarding the direction of global economies, currencies and interest rates, the potential for war, questions about accounting practices and continued worries over the ailing technology, media and telecommunications (TMT) sectors. This scenario fostered significant equity market volatility that could be with us for the foreseeable future. We believe some investors lost sight of individual companies’ future prospects, and sold their holdings in companies of excellent fundamental quality, producing opportunities for savvy long-term stock pickers and highlighting the benefits of a well-diversified portfolio. In other words, we saw a significant shift away from the common investment practices of the late 1990s’ “bubble” economy throughout the year under review.

Templeton Global Asset Allocation Fund outperformed the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned -18.98% during the year ended December 31, 2002. The Fund performed less favorably against the J.P. Morgan Global Government Bond Index (JPM GGBI), which returned 19.38% during the same period.1 At year-end, the Fund held 64.9% of its total net assets in equities, 34.0% in fixed income and 1.1% in short-term investments and other net assets.

Equity

European markets performed poorly, dragged down by declines in diversified financials, commodity and TMT stocks, although partially offset by a rebound in the euro. We have believed for some time that the euro was undervalued, and in light of worries over the U.S. market, capital flows began to shift into Europe and Japan, benefiting unhedged asset holders in those regions. The Fund was aided by strong performance from an eclectic mix of stocks, including Italian oil company Eni, U.K. consumer company Unilever and Swedish auto part supplier

1. Source: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TGA-1

Autoliv. Detractors from performance included telecommunications companies such as Cable & Wireless and Telefonica, insurers AXA and Zurich Financial Services, ING Groep in financial services, Akzo Nobel in chemicals, and materials producer Corus Group. Our industry analysis showed that European equity valuations were inexpensive relative to the U.S. at period-end, and that many of the region’s companies were slowly restructuring operations and improving their competitive positions. During the year, we identified a handful of opportunities we saw as attractive across diverse industries. New purchases included Swedish capital equipment company Atlas Copco and Italian insurer Riunione Adriatica di Sicurta. We funded these purchases by selling our holdings of what we believed were poorly positioned companies in similar industries, including Volkswagen and Zurich Financial Services.

Japan and the rest of the Asia/Pacific Rim region turned in relatively strong performance, aided by currency appreciation, positive earnings trends and low valuations relative to other global markets. Australia and South Korea were two of the region’s better performing markets, led by stocks pertaining to financial, utility, base metal and select technology companies. Top performers KT, Nippon Express, Samsung Electronics, Nippon Telegraph & Telephone, and Telecom Corp. of New Zealand aided Fund performance. While Japan represented our largest Asian country exposure at period-end, we remain cautious on the Japanese economy and stock market. We believe there are significant, entrenched barriers to real reform in Japan at the political and corporate levels. We are skeptical that Japanese corporations will take the painful path of restructuring, and thus chose to underweight the portfolio’s Japanese equities as our analysts consistently identified better value in other regions of the world. We are far more optimistic about the rest of Asia, home to low-cost manufacturing, rising levels of intellectual property and an emerging middle class. Key Fund holding Samsung Electronics is an excellent example of an Asian company we see as focused on improving returns, cash flow and its long-term market position in semiconductors, handsets and flat panel displays.

Our Latin American securities performed poorly and were negatively impacted by political and economic turmoil in Brazil and Argentina. Mexico remained relatively healthy, sheltered by its ties to the U.S., but declined modestly during the period as investors worried that a sluggish U.S. economy would slow Mexico’s growth. The Fund’s weighting in Latin America remained modest at period-end, as we are unable to identify new opportunities.

Top 5 Country Holdings Templeton Global Asset Allocation Fund Based on Equity Securities 12/31/02

U.S.	18.6%

U.K.	14.9%

Sweden	8.5%

Japan	8.2%

Germany	5.6%

TGA-2

The U.S. market weakened further during the year under review, as a rebound in profits failed to materialize and corporate malfeasance cast a pall over investor enthusiasm. The US represented the Fund’s largest country allocation at period-end, with 12.0% of total net assets invested in US equities. Our US holdings were a mixed blessing to performance. Key contributors to performance included Wellpoint Health Networks and toy maker Mattel, while detractors included coal producer Consol Energy and telephone company SBC Communications. Even with the domestic stock markets well off their 2000 highs, we continued to struggle to find suitable new US investment ideas.

Fixed Income

Global bond markets generated positive returns as modest inflation and the slow pace of economic recovery allowed most major central banks to reduce or maintain low interest rates. As a result, international yield curves shifted down during the period and most major global bond markets generated positive returns in local currency terms. The JPM GGBI, a benchmark index for global government bonds, rose 8.57% in local currency terms for the year ended December 31, 2002.1 The index increased 19.38% in US dollar terms because most major currencies appreciated relative to the US dollar.1

The US Federal Reserve Board (the Fed) remained cautious throughout the year. Risks to US economic recovery prompted the Fed to reduce the federal funds target rate in November, supported by continued consumer price deflation. As a result, the US Treasury yield curve shifted down over the course of the year, and the J.P. Morgan US Government Bond Total Return Index, a benchmark index for US Treasuries, posted a 12.21% return.1 The growing reliance on debt issuance to finance a deficit, which in previous years had increasingly been financed by foreign direct investment and international flows into the US equity market, contributed to a reduction in the overall quality of financing and relative attractiveness of the US dollar.

The eurozone (the 12-country European Monetary Union or EMU) bond market posted strong returns, with the JP Morgan EMU Government Bond Index rising 9.82% in euro terms.1 The European Central Bank reduced the reference rate late in the year as risk from the region’s slowing economic growth overshadowed persistent inflationary pressures. The euro’s strength was partly a function of US dollar weakness, but also the region’s improving balance-of-payment position

Top 5 Sectors/Industries Templeton Global Asset Allocation Fund Based on Equity Securities 12/31/02

Diversified Telecommunication Services	13.5%

Oil & Gas	7.5%

Insurance	6.8%

Food Products	6.8%

Machinery	6.5%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGA-3

and growing current account surplus. The euro reached an all-time high against the U.S. dollar during the 12-month period.

In developed Asia and the Pacific Rim, the Japanese bond index performed modestly, hampered by continued deflation and stalled financial reforms. The dollar-bloc bond markets of Australia, Canada and New Zealand were much stronger. Australia and New Zealand were among the fastest growing developed economies of 2002, with improving underlying fundamentals reflected in their strong currency gains.

Emerging market bond prices rose during the year despite investors’ generally diminished risk appetite. The J.P. Morgan Emerging Markets Bond Index Global increased 13.11% in U.S.-dollar terms during the period.1 Emerging market returns were regionally bifurcated with non-Latin American bond markets significantly outperforming the politically volatile Latin American region. Aided by improving macroeconomic fundamentals and prudent debt management, Russia was the top performing emerging sovereign credit during the year, returning 35.77%.1

Most of the Fund’s bond allocation was positioned in short- and intermediate-term global investment-grade bonds, and to a lesser extent in what we found to be the highest quality and most liquid, below-investment grade bonds available in emerging markets. We believed this combination offered an attractive risk/reward trade-off. Our emerging market allocation added positively to the Fund’s performance for the year, as emerging market country bonds generated a high level of income and capital gains.

By region our bond mix changed substantially. We cut most of our exposure to North America based on our negative outlook for the U.S. dollar and positive outlook for non-U.S. dollar (excluding Japan) global bond markets. Our overall European allocation caught much of the proceeds of this shift, and increased significantly. Within Europe, we maintained our overweighted allotment in the eurozone and increased allocation to peripheral Europe, including Norway and Sweden. We also increased exposure to Australia and New Zealand. Seeking to enhance the Fund’s returns, about one-sixth of our fixed income allocation was in U.S. dollar-denominated emerging market bonds on December 31, 2002.

TGA-4

Looking Ahead

We do not foresee the current economic slowdown becoming a synchronized global recession. We acknowledge that the near-term environment is uncertain and potentially unpleasant, but we believe the past year was an encouraging period for our investment style as investors continued their return to a more rational evaluation approach. In spite of the rampant short-term pessimism, there are signs of economic improvement in Europe, Asia and the U.S., and we identified several companies that we believe are reducing cost structures and positioning themselves to survive the current environment and prosper in the next upturn. We are not pleased with recent Fund performance but remain focused on the long-term potential of the stocks we own, believing they are from well-managed companies that possess strong earnings prospects, solid balance sheets and very attractive valuations.

For 2003, we hold a positive long-term outlook for the prospects of yield curve compression within the dollar-bloc countries, Europe and peripheral Europe compared with the U.S. Treasury curve. Also, within the emerging markets we hold a defensive outlook with regard to Brazil and a positive outlook on Asia and Eastern Europe, particularly Russia.

Overall, we believe that recent monetary stimulus could create a framework for global economic and equity price recovery. We are optimistic that the Fund holds a number of the world’s best managed companies and is well positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow our time-tested analytical process.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGA-5

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Asset Allocation Fund – Class 1*

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (8/24/88)

Cumulative Total Return	-4.17%	+13.44%	+133.61%	+245.39%

Average Annual Total Return	-4.17%	+2.55%	+8.86%	+9.02%

Value of $10,000 Investment	$9,583	$11,344	$23,361	$34,539

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Templeton Global Asset Allocation Fund – Class 1,* the MSCI All Country World Free Index and the J.P. Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TGA-6

Past performance does not guarantee future results.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED FEBRUARY 15, 2003

TO THE PROSPECTUS DATED MAY 1, 2002

The prospectus is amended by replacing the MANAGEMENT section (Page TGA-5) with the following:

Templeton Investment Counsel, LLC (TIC), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund’s investment manager.

Under an agreement with TIC, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s sub-advisor. A team from Advisers provides TIC with investment management advice and assistance with respect to the Fund’s investments in debt securities.

MANAGEMENT TEAM    The team responsible for managing the equity portion of the Fund is:

Peter A. Nori, CFA	Mr. Nori has managed the equity portion of the Fund since 1996, and has been with Franklin Templeton Investments since 1987.

EXECUTIVE VICE

PRESIDENT, TIC

Tucker Scott, CFA	Mr. Scott has managed the equity portion of the Fund since 1998, and has been with Franklin Templeton Investments since 1996.

SENIOR VICE

PRESIDENT, TIC

The Fund pays TIC a fee for managing the Fund’s assets. For the fiscal year ended

December 31, 2001, the Fund paid 0.61% of its average daily net assets to TIC for its services.

Please keep this supplement for future reference.

TGA P 0203

TGA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$15.51	$19.22	$23.37	$22.46	$22.35

Income from investment operations:
Net investment income[b]	.39	.38 [d]	.44	.44	.69
Net realized and unrealized gains (losses)	(1.01)	(2.16)[d]	(.45)	3.78	.75

Total from investment operations	(.62)	(1.78)	(.01)	4.22	1.44

Less distributions from:
Net investment income	(.30)	(.26)	(.52)	(.50)	(.66)
Net realized gains	—	(1.67)	(3.62)	(2.81)	(.67)

Total distributions	(.30)	(1.93)	(4.14)	(3.31)	(1.33)

Net asset value, end of year	$14.59	$15.51	$19.22	$23.37	$22.46

Total return[c]	(4.17)%	(9.72)%	.29%	22.86%	6.41%
Ratios/supplemental data
Net assets, end of year (000's)	$425,470	$501,074	$628,244	$671,549	$692,163
Ratios to average net assets:
Expenses	.81%	.81%	.81%	.74%	.78%
Net investment income	2.56%	2.28% [d]	2.20%	2.06%	2.88%
Portfolio turnover rate	27.27%	35.63%	30.32%	45.34%	43.18%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(0.018)
Net realized and unrealized gains per share	$0.018
Ratio of net investment income to average net assets	(.10)%
Per	share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGA-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$15.41	$19.13	$23.27	$22.38	$22.32

Income from investment operations:
Net investment income[b]	.34	.33 [d]	.37	.36	.63
Net realized and unrealized gains (losses)	(1.00)	(2.15)[d]	(.43)	3.80	.74

Total from investment operations	(.66)	(1.82)	(.06)	4.16	1.37

Less distributions from:
Net investment income	(.26)	(.23)	(.46)	(.46)	(.64)
Net realized gains	—	(1.67)	(3.62)	(2.81)	(.67)

Total distributions	(.26)	(1.90)	(4.08)	(3.27)	(1.31)

Net asset value, end of year	$14.49	$15.41	$19.13	$23.27	$22.38

Total return[c]	(4.39)%	(9.95)%	.04%	22.54%	6.10%

Ratios/supplemental data
Net assets, end of year (000's)	$39,926	$38,974	$32,346	$20,962	$15,763
Ratios to average net assets:
Expenses	1.06%	1.06%	1.07%	.99%	1.03%
Net investment income	2.31%	1.99% [d]	1.91%	1.71%	2.61%
Portfolio turnover rate	27.27%	35.63%	30.32%	45.34%	43.18%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(0.018)
Net realized and unrealized gains per share	$0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

TGA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002

	COUNTRY	SHARES	VALUE

Common Stocks 64.1%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	153,055	$305,538
Rolls-Royce PLC	United Kingdom	2,733,657	4,708,953

			5,014,491

Air Freight & Couriers .9%
Deutsche Post AG	Germany	382,790	4,020,996

Airlines .9%
[a]British Airways PLC	United Kingdom	1,925,900	4,185,661

Auto Components 2.6%
Autoliv Inc.	Sweden	246,900	5,167,617
Autoliv Inc., SDR	Sweden	129,000	2,642,684
Valeo SA	France	140,790	4,417,555

			12,227,856

Automobiles .7%
Ford Motor Co.	United States	154,148	1,433,576
General Motors Corp.	United States	42,700	1,573,922

			3,007,498

Banks 2.8%
[a]Banca Nazionale del Lavoro SpA	Italy	225,160	249,277
DBS Group Holdings Ltd.	Singapore	476,000	3,018,737
DNB Holding ASA	Norway	1,006,850	4,737,947
Nordea AB, FDR	Sweden	1,158,460	5,190,963

			13,196,924

Biotechnology
[a]CK Life Sciences International (Holdings) Inc.	Hong Kong	26,100	4,686

Chemicals 2.1%
Akzo Nobel NV	Netherlands	63,665	2,019,658
BASF AG	Germany	198,840	7,490,955

			9,510,613

Commercial Services & Supplies 1.4%
[a]Ceridian Corp.	United States	305,700	4,408,194
Chubb PLC	United Kingdom	1,581,900	2,234,718

			6,642,912

Communications Equipment .1%
Alcatel SA	France	101,525	445,336

Computers & Peripherals 1.7%
Hewlett-Packard Co.	United States	393,649	6,833,747
NEC Corp.	Japan	319,000	1,193,528

			8,027,275

Diversified Financials 3.1%
ING Groep NV	Netherlands	312,632	5,295,122
Nomura Holdings Inc.	Japan	244,600	2,749,611
Swire Pacific Ltd., A	Hong Kong	1,557,000	5,949,797
Swire Pacific Ltd., B	Hong Kong	945,000	602,868

			14,597,398

TGA-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Telecommunication Services 8.8%
AT&T Corp.	United States	38,724	$1,011,084
Cable & Wireless PLC	United Kingdom	975,500	702,776
KT Corp., ADR	South Korea	331,260	7,138,653
Nippon Telegraph & Telephone Corp.	Japan	1,152	4,183,972
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	100,309
PT Indosat (Persero) TBK, ADR	Indonesia	370,800	3,986,100
SBC Communications Inc.	United States	181,510	4,920,736
Telecom Corp. of New Zealand Ltd.	New Zealand	2,562,970	6,072,753
Telefonica SA, ADR	Spain	225,259	5,985,132
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	212,758	6,804,001

			40,905,516

Electric Utilities 1.9%
E.On AG	Germany	131,690	5,306,682
Endesa SA	Spain	122,000	1,427,492
Endesa SA, ADR	Spain	88,000	994,400
Iberdrola SA, Br.	Spain	85,000	1,190,801

			8,919,375

Electrical Equipment .8%
[a]Alstom SA	France	375,880	1,873,621
Kidde PLC	United Kingdom	1,581,900	1,801,781

			3,675,402

Food & Drug Retailing 1.1%
J.Sainsbury PLC	United Kingdom	1,166,200	5,233,406

Food Products 4.4%
Kraft Foods Inc., A	United States	133,290	5,188,980
Nestle SA	Switzerland	29,910	6,338,056
Unilever PLC	United Kingdom	930,650	8,854,629

			20,381,665

Health Care Providers & Services .5%
[a]Wellpoint Health Networks Inc.	United States	35,030	2,492,735

Household Durables .4%
Koninklijke Philips Electronics NV	Netherlands	115,767	2,028,805

Insurance 4.4%
Ace Ltd.	Bermuda	25,200	739,368
AXA SA	France	316,124	4,242,941
Riunione Adriatica di Sicurta SpA	Italy	455,420	5,543,820
Torchmark Corp.	United States	90,000	3,287,700
XL Capital Ltd., A	Bermuda	85,510	6,605,647

			20,419,476

Leisure Equipment & Products 1.6%
Mattel Inc.	United States	377,100	7,221,465

Machinery 4.2%
Atlas Copco AB, A	Sweden	431,300	8,414,837
Invensys PLC	United Kingdom	3,015,770	2,561,045

TGA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Machinery (cont.)
Kurita Water Industries Ltd.	Japan	432,000	$4,350,215
Volvo AB, B	Sweden	260,000	4,237,200

			19,563,297

Media 1.3%
[a]Comcast Corp.	United States	62,636	1,476,331
Wolters Kluwer NV	Netherlands	262,741	4,576,937

			6,053,268

Metals & Mining 2.4%
AngloGold Ltd., ADR	South Africa	85,380	2,925,119
Barrick Gold Corp.	Canada	127,490	1,965,047
Consol Energy Inc.	United States	250,000	4,320,000
[a]Corus Group PLC	United Kingdom	3,943,000	1,729,776

			10,939,942

Multiline Retail 1.2%
Marks & Spencer Group PLC	United Kingdom	1,083,960	5,496,932

Oil & Gas 4.1%
Eni SpA	Italy	374,725	5,957,504
Husky Energy Inc.	Canada	549,350	5,727,177
Repsol YPF SA	Spain	24,000	317,338
Shell Transport & Trading Co. PLC	United Kingdom	1,070,600	7,049,317

			19,051,336

Paper & Forest Products .9%
Stora Enso OYJ, R (EUR/FIM Traded)	Finland	416,260	4,390,053

Pharmaceuticals 3.6%
Aventis SA	France	80,930	4,399,246
Bristol-Myers Squibb Co.	United States	217,420	5,033,273
Ono Pharmaceutical Co. Ltd.	Japan	247,000	7,472,234

			16,904,753

Real Estate .9%
Cheung Kong Holdings Ltd.	Hong Kong	652,500	4,246,331

Road & Rail 1.0%
Nippon Express Co. Ltd.	Japan	1,175,000	4,604,154

Semiconductor Equipment & Products .8%
Samsung Electronics Co. Ltd.	South Korea	13,890	3,677,299

Software 2.4%
[a]Check Point Software Technologies Ltd.	Israel	336,000	4,357,920
[a]Synopsys Inc.	United States	148,800	6,867,120

			11,225,040

Total Common Stocks (Cost $378,152,157)			298,311,896

Preferred Stocks (Cost $6,398,094) .8%
Oil & Gas
Petroleo Brasileiro SA, pfd.	Brazil	274,580	3,599,015

TGA-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

Bonds 34.0%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	Italy	3,974,190	EUR	$4,796,070
5.50%, 11/01/10	Italy	2,300,000	EUR	2,642,631
5.00%, 2/01/12	Italy	1,810,000	EUR	2,004,062
Federal Republic of Germany,
3.75%, 8/26/03	Germany	1,614,000	EUR	1,704,902
3.25%, 2/17/04	Germany	4,937,000	EUR	5,219,202
4.00%, 6/25/04	Germany	500,000	EUR	534,509
5.00%, 8/19/05	Germany	3,268,000	EUR	3,625,723
6.00%, 7/04/07	Germany	5,242,000	EUR	6,088,923
5.00%, 7/04/11	Germany	3,015,000	EUR	3,365,202
Federation of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	10,400,000		8,242,000
French Treasury Note, 4.75% 7/12/07	France	5,400,000	EUR	5,980,670
Government of Canada,
6.00%, 6/01/08	Canada	2,212,000	CAD	1,524,667
6.00%, 6/01/11	Canada	6,849,000	CAD	4,719,710
Government of France,
6.75%, 10/25/03	France	2,126,000	EUR	2,301,202
3.50%, 7/12/04	France	5,460,000	EUR	5,794,104
4.00%, 10/25/09	France	6,420,000	EUR	6,762,818
Government of Hong Kong, 5.92%, 12/05/11	Hong Kong	1,300,000	HKD	189,232
Government of Netherlands,
5.75%, 2/15/07	Netherlands	3,958,000	EUR	4,537,289
5.00%, 7/15/12	Netherlands	1,760,000	EUR	1,957,936
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	11,174,467
Government of Spain,
4.50%, 7/30/04	Spain	1,850,000	EUR	1,993,767
10.15%, 1/31/06	Spain	2,450,000	EUR	3,097,048
4.80%, 10/31/06	Spain	7,480,000	EUR	8,293,127
5.00%, 7/30/12	Spain	2,920,000	EUR	3,237,669
Kingdom of Belgium,
7.50%, 7/29/08	Belgium	4,193,000	EUR	5,236,575
5.00%, 9/28/12	Belgium	1,760,000	EUR	1,947,039
Kingdom of Denmark,
5.00%, 8/15/05	Denmark	11,696,000	DKK	1,724,571
6.00%, 11/15/11	Denmark	14,660,000	DKK	2,322,433
5.00%, 11/15/13	Denmark	25,080,000	DKK	3,710,438
Kingdom of Norway, 5.75%, 11/30/04	Norway	5,030,000	NOK	724,396
Kingdom of Sweden,
6.00%, 2/09/05	Sweden	35,430,000	SEK	4,246,229
5.50%, 10/08/12	Sweden	86,010,000	SEK	10,485,258
New South Wales Treasury Corp.,
6.50%, 5/01/06	Australia	9,688,000	AUD	5,737,364
8.00%, 3/01/08	Australia	2,430,000	AUD	1,550,116
[b]Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02	Mexico	62,039		4,963
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	2,748,000		3,010,434
Republic of Panama, 8.875%, 9/30/27	Panama	960,000		955,200
Republic of Peru, FRN, 4.50%, 3/07/17	Peru	1,078,000		846,263
Republic of Philippines,
9.875%, 1/15/19	Philippines	1,400,000		1,389,500
10.625%, 3/16/25	Philippines	1,070,000		1,107,450

TGA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

Bonds (cont.)
Republic of Venezuela,
144A, 9.125%, 6/18/07	Venezuela	$1,640,000		$1,279,200
Reg S, 9.125%, 6/18/07	Venezuela	600,000		468,000
United Kingdom, 7.50%, 12/07/06	United Kingdom	2,717,000	GBP	4,913,616
United Mexican States,
9.875%, 2/01/10	Mexico	724,000		885,090
11.375%, 9/15/16	Mexico	1,330,000		1,783,862
11.50%, 5/15/26	Mexico	2,895,000		3,955,294

Total Bonds (Cost $140,228,369)				158,070,221

Total Long Term Investments (Cost $524,778,620)				459,981,132

		SHARES
Short Term Investments (Cost $1,600,437) .3%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	1,600,437		$1,600,437

Total Investments (Cost $526,379,057) 99.2%				461,581,569
Other Assets, less Liabilities .8%				3,815,201

Net Assets 100.0%				$465,396,770

Currency Abbreviations:

AUD -  Australian Dollar

CAD -  Canadian Dollar

DKK -  Danish Krone

EUR -  European Unit

FIM -  Finnish Markka

GBP -  British Pound

HKD -  Hong Kong Dollar

NOK -  Norwegian Krona

NZD -  New Zealand Dollar

SEK -  Swedish Krone

[a]	Non-income producing
[b]	See Note 7 regarding defaulted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[d]	The principal amount is stated in U.S. dollars unless otherwise indicated.

TGA-14

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$526,379,057

Value	461,581,569
Receivables:
Capital shares sold	44,448
Dividends and interest	4,360,914

Total assets	465,986,931

Liabilities:
Payables:
Capital shares redeemed	217,791
Affiliates	315,062
Custodian fees	28,950
Other liabilities	28,358

Total liabilities	590,161

Net assets, at value	$465,396,770

Net assets consist of:
Undistributed net investment income	$12,858,724
Net unrealized depreciation	(64,561,457)
Accumulated net realized loss	(5,880,228)
Capital shares	522,979,731

Net assets, at value	$465,396,770

Class 1:
Net assets, at value	$425,470,456

Shares outstanding	29,165,391

Net asset value and offering price per share	$14.59

Class 2:
Net assets, at value	$39,926,314

Shares outstanding	2,755,698

Net asset value and offering price per share	$14.49

TGA-15

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income: (net of foreign taxes and fees of $916,957)
Dividends	$9,725,550
Interest	7,321,780

Total investment income	17,047,330

Expenses:
Management fees (Note 3)	3,019,158
Administrative fees (Note 3)	714,026
Distribution fees - Class 2 (Note 3)	102,972
Custodian fees	114,140
Reports to shareholders	165,926
Other	69,147

Total expenses	4,185,369

Net investment income	12,861,961

Realized and unrealized gains and (losses):
Net realized gain from:
Investments	3,491,473
Foreign currency transactions	199,881

Net realized gain	3,691,354
Net unrealized appreciation (depreciation) on:
Investments	(38,311,242)
Translation of assets and liabilities denominated in foreign currencies	260,219

Net unrealized depreciation	(38,051,023)

Net realized and unrealized loss	(34,359,669)

Net decrease in net assets resulting from operations	$(21,497,708)

TGA-16

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$12,861,961	$13,298,302
Net realized gain (loss) from investments and foreign currency transactions	3,691,354	(10,154,128)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(38,051,023)	(66,464,381)

Net decrease in net assets resulting from operations	(21,497,708)	(63,320,207)
Distributions to shareholders from:
Net investment income:
Class 1	(9,120,690)	(7,936,813)
Class 2	(750,622)	(475,131)
Net realized gains:
Class 1	—	(51,727,081)
Class 2	—	(3,403,336)

Total distributions to shareholders	(9,871,312)	(63,542,361)
Capital share transactions: (Note 2)
Class 1	(46,847,936)	(7,898,282)
Class 2	3,566,120	14,218,515

Total capital share transactions	(43,281,816)	6,320,233
Net decrease in net assets	(74,650,836)	(120,542,335)
Net assets:
Beginning of year	540,047,606	660,589,941

End of year	$465,396,770	$540,047,606

Undistributed net investment income included in net assets:
End of year	$12,858,724	$8,598,433

TGA-17

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is high total return.

Effective May 1, 2002, the name of the Templeton Asset Strategy Fund changed to Templeton Global Asset Allocation Fund. The Fund’s investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGA-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective security. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	526,225	$7,952,010	482,742	$8,364,185
Shares issued in reinvestment of distributions	578,357	9,120,690	3,678,415	59,663,894
Shares redeemed	(4,250,902)	(63,920,636)	(4,534,037)	(75,926,361)

Net decrease	(3,146,320)	$(46,847,936)	(372,880)	$(7,898,282)

Class 2 Shares:
Shares sold	2,038,410	$29,793,094	1,417,616	$23,183,700
Shares issued in reinvestment of distributions	47,872	750,622	240,301	3,878,467
Shares redeemed	(1,859,712)	(26,977,596)	(819,294)	(12,843,652)

Net increase	226,570	$3,566,120	838,623	$14,218,515

TGA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Invest Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.65%	First $200 million
.585%	Over $200 million, up to and including $1.3 billion
.52%	Over $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TIC fees based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $5,525,799, which may be carried over to future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$5,082,133
2010	443,666

$5,525,799

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $352,080. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions, and bond discounts and premiums.

TGA-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001

Distributions paid from:
Ordinary income	$9,871,312	$12,066,412
Long-term capital gain	—	51,475,949

	$9,871,312	63,542,361

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$527,530,395

Unrealized appreciation	$53,834,216
Unrealized depreciation	(119,783,042)

Net unrealized depreciation	$(65,948,826)

Undistributed ordinary income	$14,007,715
Undistributed long term capital gains	—

Distributable earnings	$14,007,715

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $131,722,754 and $167,050,036 respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers or one of its affiliates. Management fees paid by the Fund are reduced on assets invested in the Sweep Money fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned dividend income from investment in the Sweep Money Fund in the amount of $365,178.

7. DEFAULTED SECURITIES

At December 31, 2002, the Fund held a defaulted security with a value aggregating $4,963 representing 0.00% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

TGA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Asset Allocation Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented subsequent to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

TGA-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 10.30% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

TGA-23

TEMPLETON GLOBAL INCOME SECURITIES FUND

Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated “junk bonds.”

During the year under review, global bond markets generated positive returns as modest inflation and the slow pace of economic recovery allowed most major central banks to reduce or maintain low interest rates. As a result, international yield curves shifted down during the period and most major global bond markets generated positive returns in local currency terms. The J.P. Morgan Global Government Bond Index, a benchmark index for global government bonds, rose 8.54% in local currency terms for the year ended December 31, 2002.1 The index increased 19.38% in U.S. dollar terms because most major currencies appreciated relative to the U.S. dollar.1

The U.S. Federal Reserve Board (the Fed) remained cautious throughout the year. Risks to U.S. economic recovery prompted the Fed to reduce the federal funds target rate in November, supported by continued consumer price disinflation. As a result, the U.S. Treasury yield curve shifted down over the course of the year, and the J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 12.21% return.1 Notably, reduced growth expectations, coupled with increased risk aversion in the U.S. equities market and heightened geopolitical risks, reduced the U.S. dollar’s appeal relative to other major currencies. A run-up in the country’s current account deficit layered additional pressure on the dollar. The growing reliance on debt issuance to finance a deficit, which in previous years had increasingly been financed by foreign direct investment and international flows into the U.S. equity market, reduced the overall quality of financing and relative attractiveness of the U.S. dollar.

The eurozone (the 12-country European Monetary Union or EMU) bond market posted strong returns, with the J.P. Morgan EMU Government Bond Index rising 9.85% in euro terms.1 The European Central Bank reduced the reference rate late in the year as risk from the

1. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

TGI-1

region’s slowing economic growth overshadowed persistent inflationary pressures. The euro reached parity with the U.S. dollar for the first time in over two years. The currency’s strength was partly a function of U.S. dollar weakness, but also the region’s improving balance-of-payment position and growing current account surplus. The euro reached near-all-time highs against the U.S. dollar during the 12-month period.

In developed Asia and the Pacific Rim, the Japanese bond index performed modestly, hampered by continued deflation and stalled financial reforms. The dollar-bloc bond markets of Australia, Canada and New Zealand were much stronger. Australia and New Zealand were among the fastest growing developed economies of 2002, with improving underlying fundamentals reflected in their strong currency gains.

Emerging market bond prices rose during the year despite investors’ generally diminished risk appetite. The J.P. Morgan Emerging Markets Bond Index Global increased 13.11% in U.S.-dollar terms during the period.1 Emerging market returns were regionally bifurcated with the politically volatile Latin American region returning just 6.80% while non-Latin American bond markets returned 21.04%.1 Russia was the top performing emerging sovereign credit during the year, returning 35.86%.1 Russia exhibited improving macroeconomic fundamentals and debt management, as reflected by the upgrade from B+ to BB on its sovereign credit according to Standard & Poors, an independent credit rating agency.

During the year under review, we attempted to maximize the Fund’s return by allocating approximately 80%-90% of total net assets in short- and intermediate-term global investment-grade bonds and approximately 10%-20% in what we found to be the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed this combination offered an attractive risk/reward trade-off. Our emerging market allocation added positively to the Fund’s performance for the year, as emerging market country bonds generated a high level of income and capital gains.

The Fund’s portfolio mix changed notably during the year under review. On December 31, 2002, we held only 3.3% of total net assets in North America, down from 22.3% on December 31, 2001. We eliminated the Fund’s U.S. Treasury position based on our negative outlook for the U.S. dollar and positive outlook for non-U.S. dollar (excluding Japan) global bond markets. Our overall European allocation increased to 68.0% of total net assets by period-end. Within Europe, we maintained our

TGI-2

overweighted allotment in the eurozone and increased allocation to peripheral Europe, including Norway and Sweden. We also increased exposure to Australia and New Zealand, to 11.6% of total net assets. Seeking to enhance the Fund’s returns, our U.S. dollar-denominated emerging market bond allocation was 19.6% of total net assets on December 31, 2002.

The Fund’s positioning reflects three central points in our global outlook going into 2003. First, with regard to currencies, we continue to hold a defensive view on the U.S. dollar and the Japanese yen, but a positive outlook on the euro, peripheral Europe and the dollar-bloc countries. Second, we maintain a positive long-term outlook for the prospects of yield curve compression within the dollar-bloc countries, Europe and peripheral Europe compared with the U.S. Treasury curve. Finally, within the emerging markets we maintain a defensive outlook with regard to Brazil and a positive outlook on Asia and Eastern Europe, particularly Russia.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-3

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (1/24/89)

Cumulative Total Return	+21.44%	+31.06%	+87.21%	+151.45%

Average Annual Total Return	+21.44%	+5.56%	+6.47%	+6.84%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Templeton Global Income Securities Fund – Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TGI-4

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001		2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.39	$11.53		$11.07	$12.87	$12.97

Income from investment operations:
Net investment income[a]	.59	.59	[c]	.68	.68	1.07
Net realized and unrealized gains (losses)	1.83	(.32)[c]		(.20)	(1.42)	(.19)

Total from investment operations	2.42	.27		.48	(.74)	.88

Less distributions from net investment income	(.14)	(.41)		(.02)	(1.06)	(.98)

Net asset value, end of year	$13.67	$11.39		$11.53	$11.07	$12.87

Total return[b]	21.44%	2.55%		4.32%	(5.79)%	7.08%

Ratios/supplemental data
Net assets, end of year (000’s)	$50,622	$63,781		$81,171	$90,537	$150,941
Ratios to average net assets:
Expenses	.73%	.71%		.72%	.65%	.63%
Net investment income	4.88%	5.22%	[c]	6.22%	5.65%	6.86%
Portfolio turnover rate	27.91%	122.45%		40.43%	80.76%	84.17%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.059)
Net realized and unrealized losses per share	.059
Ratio of net investment income to average net assets	(.53)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001		2000	1999[d]
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.33	$11.48		$11.04	$12.93

Income from investment operations:
Net investment income[a]	.54	.55	[c]	.65	.60
Net realized and unrealized gains (losses)	1.84	(.31)[c]		(.19)	(1.44)

Total from investment operations	2.38	.24		.46	(.84)

Less distributions from net investment income	(.12)	(.39)		(.02)	(1.05)

Net asset value, end of year	$13.59	$11.33		$11.48	$11.04

Total return[b]	21.15%	2.24%		4.14%	(6.53)%

Ratios/supplemental data
Net assets, end of year (000’s)	$2,119	$1,286		$1,237	$443
Ratios to average net assets:
Expenses	.98%	.96%		.97%	.91% [e]
Net investment income	4.63%	4.95%	[c]	5.94%	5.36% [e]
Portfolio turnover rate	27.91%	122.45%		40.43%	80.76%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.059)
Net realized and unrealized losses per share	.059
Ratio of net investment income to average net assets	(.53)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized

TGI-6

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2002

	PRINCIPAL AMOUNT[b]	VALUE

Long Term Investments 94.5%
Australia 5.0%
New South Wales Treasury Corp.,
6.50%, 5/01/06	2,337,000 AUD	$1,384,003
8.00%, 3/01/08	1,990,000 AUD	1,269,437

		2,653,440

Austria 2.1%
Republic of Austria, 5.00%, 1/15/08	1,000,000 EUR	1,119,600

Belgium 4.3%
Kingdom of Belgium,
5.75%, 3/28/08	100,000 EUR	115,664
7.50%, 7/29/08	1,731,000 EUR	2,161,820

		2,277,484

Bulgaria 2.5%
Republic of Bulgaria, FRN, 2.6875%, 7/28/11	1,389,040	1,295,280

Canada 3.3%
Government of Canada, 6.00%, 6/01/11	2,497,000 CAD	1,720,706

Colombia .6%
Republic of Colombia,
10.00%, 1/23/12	132,000	133,980
11.75%, 2/25/20	159,000	170,488

		304,468

Denmark 3.8%
Kingdom of Denmark,
4.00%, 11/15/04	1,900,000 DKK	272,934
5.00%, 8/15/05	9,295,000 DKK	1,370,544
5.00%, 11/15/13	2,350,000 DKK	347,668

		1,991,146

Finland 1.9%
Government of Finland, 5.00%,
7/04/07	700,000 EUR	781,217
4/25/09	200,000 EUR	224,056

		1,005,273

France 5.2%
Government of France,
6.75%, 10/25/03	1,306,000 EUR	1,413,626
4.00%, 10/25/09	1,255,000 EUR	1,322,015

		2,735,641

Germany 13.7%
Federal Republic of Germany,
3.25%, 2/17/04	4,257,000 EUR	4,500,332
5.00%, 8/19/05	1,898,000 EUR	2,105,760
5.00%, 7/04/11	532,000 EUR	593,794

		7,199,886

Hong Kong .2%
Government of Hong Kong, 5.92%, 12/05/11	700,000 HKD	101,894

TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT[b]	VALUE

Long Term Investments (cont.)
Italy 5.0%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	2,011,293 EUR	$2,427,238
5.50%, 11/01/10	164,000 EUR	188,431

		2,615,669

Mexico 4.0%
United Mexican States,
9.875%, 2/01/10	1,300,000	1,589,250
11.375%, 9/15/16	404,000	541,865

		2,131,115

Netherlands 5.2%
Government of Netherlands, 5.75%, 2/15/07	2,408,000 EUR	2,760,433

New Zealand 6.6%
Government of New Zealand,
7.00%, 7/15/09	5,140,000 NZD	2,828,283
6.00%, 11/15/11	1,300,000 NZD	677,922

		3,506,205

Norway 3.0%
Kingdom of Norway,
6.75%, 1/15/07	7,300,000 NOK	1,081,657
5.50%, 5/15/09	3,600,000 NOK	511,855

		1,593,512

Philippines 3.5%
Republic of Philippines, 10.625%, 3/16/25	1,800,000	1,863,000

Russia 4.7%
Federation of Russia,
11.00%, 7/24/18	1,930,000	2,316,646
12.75%, 6/24/28	105,000	139,771
Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	34,000	26,945

		2,483,362

Spain 5.0%
Bonos Y Oblig Del Estado, 6.00%, 1/31/08	400,000 EUR	466,391
Government of Spain,
10.15%, 1/31/06	1,168,000 EUR	1,476,470
5.00%, 7/30/12	650,000 EUR	720,714

		2,663,575

Sweden 7.0%
Kingdom of Sweden,
6.00%, 2/09/05	5,500,000 SEK	659,166
5.50%, 10/08/12	24,780,000 SEK	3,020,866

		3,680,032

Ukraine 1.0%
Republic of Ukraine, 11.00%, 3/15/07	495,600	513,806

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT[b]	VALUE

Long Term Investments (cont.)
United Kingdom 3.6%
United Kingdom,
6.50%, 12/07/03	270,000 GBP	$445,798
7.50%, 12/07/06	800,000 GBP	1,446,777

		1,892,575

Venezuela 3.3%
Republic of Venezuela, 144A, 9.125%,6/18/07	2,240,000	1,747,200

Total Long Term Investments (Cost $45,296,562)		49,855,302

Repurchase Agreement (Cost $1,408,000) 2.7%
[a]Dresdner Kleinwort Wasserstein Securities LLC, 1.00%, 1/02/03 (Maturity Value $1,408,078)
Collateralized by U.S. Treasury Bills	1,408,000	1,408,000

Total Investments (Cost $46,704,562) 97.2%		51,263,302
Other Assets, less Liabilities 2.8%		1,477,613

Net Assets 100.0%		$52,740,915

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - European Unit

GBP - British Pound

HKD - Hong Kong Dollar

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

[a]	See Note 1(c) regarding repurchase agreements.
[b]	The principal amount is stated in U.S. dollars unless otherwise indicated.

TGI-9

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$46,704,562

Value	51,263,302
Receivables:
Investment securities sold	831,838
Capital shares sold	396
Interest	1,237,585

Total assets	53,333,121

Liabilities:
Payables:
Capital shares redeemed	17,215
Affiliates	28,265
Funds advanced by custodian	526,607
Other liabilities	20,119

Total liabilities	592,206

Net assets, at value	$52,740,915

Net assets consist of:
Undistributed net investment income	$3,745,859
Net unrealized appreciation	4,616,150
Accumulated net realized loss	(11,724,109)
Capital shares	56,103,015

Net assets, at value	$52,740,915

Class 1:
Net assets, at value	$50,621,689

Shares outstanding	3,704,345

Net asset value and offering price per share	$13.67

Class 2:
Net assets, at value	$2,119,226

Shares outstanding	155,990

Net asset value and offering price per share	$13.59

TGI-10

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Interest income	$3,273,258

Expenses:
Management fees (Note 3)	364,481
Distribution fees - Class 2 (Note 3)	4,055
Transfer agent fees	851
Custodian fees	20,421
Reports to shareholders	21,322
Professional fees	14,528
Trustees’ fees and expenses	1,325
Other	2,688

Total expenses	429,671

Net investment income	2,843,587

Realized and unrealized gains (losses):
Net realized gain from:
Investments	1,145,196
Foreign currency transactions	43,012

Net realized gain	1,188,208
Net unrealized appreciation on:
Investments	6,983,875
Translation of assets and liabilities denominated in foreign currencies	59,599

Net unrealized appreciation	7,043,474

Net realized and unrealized gain	8,231,682

Net increase in net assets resulting from operations	$11,075,269

TGI-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$2,843,587	$3,839,197
Net realized gain (loss) from investments and foreign currency transactions	1,188,208	(4,508,098)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,043,474	2,398,784

Net increase in net assets resulting from operations	11,075,269	1,729,883
Distributions to shareholders from:
Net investment income:
Class 1	(721,350)	(2,604,868)
Class 2	(15,678)	(36,450)

Total distributions to shareholders	(737,028)	(2,641,318)
Capital share transactions: (Note 2)
Class 1	(23,182,049)	(16,473,714)
Class 2	518,247	43,998

Total capital share transactions	(22,663,802)	(16,429,716)
Net decrease in net assets	(12,325,561)	(17,341,151)
Net assets:
Beginning of year	65,066,476	82,407,627

End of year	$52,740,915	$65,066,476

Undistributed net investment income included in net assets:
End of year	$3,745,859	$(204,621)

TGI-12

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 75% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, the repurchase agreement held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	256,364	$3,077,773	891,523	$10,054,626
Shares issued in reinvestment of distributions	60,012	721,350	241,863	2,604,868
Shares redeemed	(2,210,800)	(26,981,172)	(2,571,685)	(29,133,208)

Net decrease	(1,894,424)	$(23,182,049)	(1,438,299)	$(16,473,714)

Class 2 Shares:
Shares sold	54,900	$671,632	1,316,779	$15,116,152
Shares issued in reinvestment of distributions	1,310	15,678	3,397	36,450
Shares redeemed	(13,677)	(169,063)	(1,314,468)	(15,108,604)

Net increase	42,533	$518,247	5,708	$43,998

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2003	$1,605,323
2007	5,870,061
2008	2,370,518
2009	1,649,033
2010	177,730

$11,672,665

On December 31, 2002, the Fund had expired capital loss carryovers of $1,294,963, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$737,028	$2,641,318
Long-term capital gains	—	—

	$737,028	$2,641,318

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$47,314,037

Unrealized appreciation	4,620,578
Unrealized depreciation	(671,313)

Net unrealized appreciation	$3,949,265

Undistributed ordinary income	$4,303,891
Undistributed long term capital gains	—

Distributable earnings	$4,303,891

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $15,510,847 and $33,552,907, respectively.

TGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

TGI-17

TEMPLETON GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Global equity investors faced another extremely difficult environment in the 12 months ended December 31, 2002, as evidenced by the -18.98% one-year cumulative total return of the Morgan Stanley Capital International All Country (MSCI AC) World Free Index — its third consecutive year in negative territory.1 For perhaps an unprecedented second year in a row, all regions and sectors in the MSCI AC World Free Index finished 2002 with negative performance in U.S.-dollar terms. The reason was simple: investors’ widespread desire to avoid risk. Risk aversion climbed across all assets classes as evidenced by dramatically widening risk spreads in bonds and rising risk premiums for equities. With the global economy in the doldrums, company fundamentals showed no signs of improvement. Ongoing threats of terrorism in the U.S. and escalating geopolitical tensions only added to the weakness and volatility. Policy makers responded with monetary stimulus in an effort to revive economies, but the efforts have been slow to take hold.

Similarly, there were no safe havens in equities. Value- or growth-oriented, large- or small-capitalization stocks — no matter the type — all had negative returns. Stocks seemed to perform irrespective of economic sensitivity, with materials (cyclically exposed) and consumer staples (considered to be defensive, or non-cyclical) both performing well. Information technology and telecommunication services finished the year as the two worst performing industries.

Within such an environment, the Fund delivered poor results for the year under review. When 2002 started we earnestly believed the Fund was positioned well enough to weather any type of market. We believed the portfolio’s generally defensive nature and our holdings in what, in our opinion, represents the planet’s very best equity values, would protect it from all but the most severe market corrections. For the first half of the year, this was true, with Fund performance through May 2002 essentially flat. During that time, the Fund’s exposure to consumer staples, energy, utilities and materials stocks helped insulate

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

shareholders from the ongoing downturn in technology, telecommunications and media companies. But as deflation and macroeconomic worries grew, even these successful sectors succumbed to selling pressure. During 2002’s third quarter, global markets posted terrible performance, and the Fund suffered double-digit losses. The final months of the year offered only a partial rebound, thanks to minor improvements on the economic and accounting fronts and closure of the mid-term U.S. elections. Specifically, our large holdings of inexpensive food retailers, including Albertson’s and Kroger, weakened with signs of deflation. Philips Electronics and Cheung Kong Holdings, two of our long-time favorites we believe offer solid fundamentals and cash generating businesses, were not able to stave off investor ire, and fell dramatically in 2002’s third quarter.

We remained nearly fully invested all year, taking profits in select Asian banks such as HSBC and Australia and New Zealand Banking Group, consumer staples such as Procter & Gamble and Newell Rubbermaid, chemicals companies DSM and Lyondell Chemical, and some energy companies. We reinvested the proceeds into companies we believed offered better risk/reward profiles. For the first time in many years we bought technology and pharmaceutical companies that carried valuations we previously deemed too high. We selectively initiated small positions in both sectors early in the year and added to them on weakness. Admittedly, we were too early in our buying, and in hindsight the Fund would have performed better for the year had we simply waited until the end of September on any purchases. But we have never been market timers, and as long as valuations appear attractive and our in-depth analysis supports investment, we seize individual opportunities as they come, confident their value will eventually be recognized.

Portions of our insurance, technology and pharmaceutical exposure performed poorly. Together with telecommunications exposure, these four areas provided the most drag on Fund performance. Our exposure to large property casualty insurers in North America and to AAA-rated European reinsurers experienced dramatic price pressure over the summer as well. Although the ability of insurance companies to increase pricing appears to be improving as competition declines, European insurers typically carry much higher equity exposure, and in the late summer sell-off they were pummeled as rumors circulated they would have to reduce these stakes near what turned out to be market lows.

Top 10 Holdings

Templeton Growth

Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Eni SpA	2.0%
Oil & Gas, Italy

Shell Transport & Trading Co. PLC	2.0%
Oil & Gas, U.K.

General Mills Inc.	1.7%
Food Products, U.S.

KT Corp., ADR	1.6%
Diversified Telecommunication Services, South Korea

BHP Billiton PLC	1.6%
Metals & Mining, Australia

Samsung Electronics Co. Ltd.	1.6%
Semiconductor Equipment & Products, South Korea

UBS AG	1.5%
Banks, Switzerland

Cheung Kong Holdings Ltd.	1.5%
Real Estate, Hong Kong

Nippon Telegraph & Telephone Corp.	1.5%
Diversified Telecommunication Services, Japan

Pharmacia Corp.	1.5%
Pharmaceuticals, U.S.

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

In technology, tight corporate information technology (IT) budgets and technology saturation meant our investments in related companies such as IT storage company EMC, contract manufacturer Celestica and software consultant EDS were too early. We were simply wrong on others, such as contract manufacturer Solectron, as we underestimated their loss of business to lower-cost Asian competitors. We found moderate success with contract manufacturer Jabil Circuit and Indian software company Satyam Computer. Despite holding what may seem like many companies, our general lack of comfort with valuations in much of the technology sector meant our overall technology weighting stayed significantly below that of the MSCI AC World Free Index’s 11% weighting as of December 31, 2002.

Fears of patent expiration and accounting worries pushed pharmaceutical companies to valuation levels not seen since the mid-1990s. Although patent expiration is a real issue, we were able to identify individual companies that we feel successfully funded research and development to update their drug pipelines, and after a temporary period of weakness should not only survive but in our opinion excel at tapping future markets. We did sell two pharmaceutical holdings entirely after significant losses. Our investment in Irish company Elan plunged as a weaker operating environment quickly deteriorated into a liquidity crunch exacerbated by the revelation that Elan’s management had hidden underperforming divisions from the public. And we took advantage of a better risk/reward profile to sell Germany’s Merck, and invested the proceeds in French life sciences company Aventis.

Telecommunications was the world’s second worst-performing sector according to MSCI, down about 28% in dollar terms. Not only did the underlying businesses contract dramatically, particularly in the U.S., but we saw several instances of fraud and rumors of fraud that caught investors off guard. While we feel fortunate to have sold WorldCom before it went into bankruptcy, frankly this stock had already hurt the portfolio’s returns.

On December 31, 2002, the Fund’s largest country weighting was in the U.S. (at 30.1% of total net assets), well below the global benchmark’s weighting, and only two of our top ten holdings were domiciled there (General Mills and Pharmacia). Although the U.S. exposure was fairly stable all year long, many of the names changed. We sold or trimmed several companies that posted solid performance early in the year like insurance companies Allstate and Torchmark, and sold consumer powerhouse Procter & Gamble and defense company Raytheon after they reached our valuation targets.

We remain wary about the U.S. economy. The U.S. consumer is the largest single driver of its economy, and by extension the global economy. Yet it is difficult to expect sustained incremental consumer spending given the year’s already strong housing and durable goods sales. Longer-term, the current account deficit and high consumer debt levels are problematic for a strong recovery. Importantly, although stock prices have dropped dramatically so have the underlying operating fundamentals, and we find stock valuations are still on the expensive side, particularly in technology.

Europe’s stock markets performed slightly better than those of the U.S., but country performance varied significantly. The U.K. and Spanish markets, where the Fund held 12.2% and 4.9% of total net assets at year-end, each fell about 15%. Meanwhile, German chancellery elections and heavy index exposure to financials and telecommunications dragged that market down nearly 33%, making Germany one of Europe’s worst performing markets. However, careful stock selection in sectors we believe are undervalued and defensive sectors like consumer staples Unilever, Nestle and Marks & Spencer supported Fund returns. Our European energy and utility stock selections from years past finally bore fruit, with investments in Italian oil company Eni and petroleum giant Shell benefiting from restructuring efforts and stronger oil prices. While Europe is plagued by slower growth and poor demographics relative to Asia or North America, we think valuations were significantly more attractive at period-end. Furthermore, Europe offers solidly run multinational companies that have been far less aggressive at boosting operating performance with accounting gimmickry, in our analysis. We believe that as global recovery takes hold, these companies and their relatively undemanding valuations will again attract investor attention. We typically do not hedge currencies as our studies show the hedging costs to be high and that holding a basket of currencies aids diversification. Keeping this in mind, at year-end 2002 the Fund’s largest regional exposure was to Europe, and despite Europe’s lackluster performance in 2002, as the U.S. dollar’s value eroded against many currencies — especially the euro — our unhedged exposure benefited investors.

In Asia at year-end, the Fund’s three largest country weightings were South Korea (6.1% of total net assets), Japan (4.6%) and Hong Kong (4.5%). South Korea was one of the few markets to post positive performance and our exposure to Samsung Electronics and KT Corp. delivered strong results.

These companies moved into the Fund’s top 10 holdings for the first time. Hong Kong has typically been our largest weighting in Asia, but deflationary pressures from China and higher unemployment held back this market in 2002. Additionally, we sold some of our Hong Kong Electric and HSBC Holdings shares on strength. Additions in the region included conglomerate Hutchison Whampoa, one of Hong Kong’s oldest port operators, and China Mobile, China’s largest mobile phone operator.

Japanese stocks had relatively low representation in the Fund, and most of the reasons have not changed. Valuations, while more compelling to us than years ago in some cases, are still hampered by the need for genuine reform, and many companies have yet to undertake any serious restructuring. Political gridlock is preventing the banking system from clearing away its bad debts, so that viable lending can commence and allow Japan to grow again.

In conclusion, stimulation from lower interest rates, tax cuts and government spending should help the global economy. We expect 2003 to be a year of stabilization, underpinned by modest economic growth and moderately improving corporate profits, but we think a smooth transition is unlikely. As always, our near-term focus will be applying our bottom-up investment process to identify stocks selling at low valuations that also have the potential to benefit our clients over the longer term.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (3/15/94)

Cumulative Total Return	-18.32%	+8.53%	+73.71%

Average Annual Total Return	-18.32%	+1.65%	+6.48%

Value of $10,000 Investment	$8,168	$10,853	$17,371

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (3/15/94–12/31/02)

The graph compares the performance of Templeton Growth Securities Fund – Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.09	$13.76	$15.63	$14.77	$15.34

Income from investment operations:
Net investment income[a]	.17	.26	.30	.28	.35
Net realized and unrealized gains (losses)	(2.13)	(.36)	(.15)	2.66	.98

Total from investment operations	(1.96)	(.10)	.15	2.94	1.33

Less distributions from:
Net investment income	(.24)	(.28)	(.27)	(.36)	(.41)
Net realized gains	(.22)	(2.29)	(1.75)	(1.72)	(1.49)

Total distributions	(.46)	(2.57)	(2.02)	(2.08)	(1.90)

Net asset value, end of year	$8.67	$11.09	$13.76	$15.63	$14.77

Total return[b]	(18.32)%	(.98)%	1.74%	21.04%	8.98%

Ratios/supplemental data
Net assets, end of year (000’s)	$665,537	$996,725	$1,163,637	$708,310	$747,080
Ratios to average net assets:
Expenses	.87%	.85%	.88%	.88%	.88%
Net investment income	1.69%	2.13%	2.18%	1.87%	2.27%
Portfolio turnover rate	30.67%	31.05%	69.67%	46.54%	32.30%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.01	$13.69	$15.60	$15.34

Income from investment operations:
Net investment income[a]	.13	.21	.25	.17
Net realized and unrealized gains (losses)	(2.10)	(.34)	(.15)	2.17

Total from investment operations	(1.97)	(.13)	.10	2.34

Less distributions from:
Net investment income	(.23)	(.26)	(.26)	(.36)
Net realized gains	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.45)	(2.55)	(2.01)	(2.08)

Net asset value, end of year	$8.59	$11.01	$13.69	$15.60

Total return[b]	(18.49)%	(1.31)%	1.47%	16.35%

Ratios/supplemental data
Net assets, end of year (000’s)	$190,054	$113,925	$79,043	$4,483
Ratios to average net assets:
Expenses	1.12%	1.10%	1.12%	1.14% [d]
Net investment income	1.44%	1.80%	1.87%	1.17% [d]
Portfolio turnover rate	30.67%	31.05%	69.67%	46.54%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date ) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002

		COUNTRY	SHARES	VALUE

	Common Stocks 93.1%
	Aerospace & Defense 2.5%
	BAE Systems PLC	United Kingdom	3,247,043	$6,481,958
	BAE Systems PLC, 144A	United Kingdom	35,823	71,512
	Boeing Co.	United States	225,000	7,422,750
	Rolls-Royce PLC	United Kingdom	4,427,334	7,626,453

				21,602,673

	Airlines .9%
	Singapore Airlines Ltd.	Singapore	1,303,100	7,663,084

	Automobiles .7%
	Volkswagen AG	Germany	165,400	5,988,163

	Banks 8.4%
	Abbey National PLC	United Kingdom	1,028,959	8,580,732
	DBS Group Holdings Ltd.	Singapore	725,000	4,597,867
	Foreningssparbanken AB, A	Sweden	350,000	4,137,353
	HSBC Holdings PLC	Hong Kong	800,401	8,749,823
	Kookmin Bank	South Korea	198,000	7,011,509
	Lloyds TSB Group PLC	United Kingdom	1,406,237	10,096,943
	San Paolo-IMI SpA	Italy	1,022,000	6,649,387
	Standard Chartered PLC	United Kingdom	774,545	8,803,348
[a]	UBS AG	Switzerland	270,250	13,134,303

				71,761,265

	Chemicals 3.8%
	Akzo Nobel NV	Netherlands	355,200	11,268,085
	BASF AG	Germany	223,200	8,408,676
	Bayer AG, Br.	Germany	418,290	8,779,029
	Lyondell Chemical Co.	United States	333,830	4,219,611

				32,675,401

	Commercial Services & Supplies 1.1%
	Waste Management Inc.	United States	415,640	9,526,469

	Computers & Peripherals 2.1%
[a]	EMC Corp.	United States	1,283,940	7,883,392
	Hewlett-Packard Co.	United States	557,390	9,676,290

				17,559,682

	Diversified Financials 3.2%
	Merrill Lynch & Co. Inc.	United States	250,000	9,487,500
	Morgan Stanley	United States	100,000	3,992,000
	Nomura Holdings Inc.	Japan	726,000	8,161,153
	Swire Pacific Ltd., A	Hong Kong	1,589,800	6,075,136

				27,715,789

	Diversified Telecommunication Services 7.8%
	Cable & Wireless PLC	United Kingdom	3,079,546	2,218,586
	KT Corp., ADR	South Korea	651,550	14,040,902
	Nippon Telegraph & Telephone Corp.	Japan	3,501	12,715,354
[a]	Philippine Long Distance Telephone Co.	Philippines	36,500	184,602
	SBC Communications Inc.	United States	441,280	11,963,101
	Telecom Corp. of New Zealand Ltd.	New Zealand	2,415,827	5,724,110
[a]	Telefonica SA	Spain	1,067,040	9,551,437
	Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	315,225	10,080,896

				66,478,988

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Electric Utilities 5.0%
E.On AG	Germany	278,000	$11,202,502
Endesa SA	Spain	800,000	9,360,604
Hong Kong Electric Holdings Ltd.	Hong Kong	1,033,498	3,909,569
Iberdrola SA, Br.	Spain	831,200	11,644,633
Korea Electric Power Corp.	South Korea	458,200	7,050,419

			43,167,727

Electrical Equipment .4%
[a]Alstom SA	France	760,228	3,789,453

Electronic Equipment & Instruments 2.0%
[a]Celestica Inc.	Canada	470,940	6,640,254
Hitachi Ltd.	Japan	1,000,500	3,836,079
[a]Jabil Circuit Inc.	United States	370,300	6,635,776

			17,112,109

Food & Drug Retailing 3.6%
Albertson’s Inc.	United States	537,800	11,971,428
J.Sainsbury PLC	United Kingdom	1,854,319	8,321,389
[a]Kroger Co.	United States	654,190	10,107,236

			30,400,053

Food Products 4.2%
[a]Del Monte Foods Co.	United States	102,905	792,369
General Mills Inc.	United States	305,670	14,351,207
H.J. Heinz Co.	United States	230,419	7,573,873
Nestle SA	Switzerland	34,650	7,342,482
Unilever PLC	United Kingdom	622,400	5,921,798

			35,981,729

Gas Utilities .9%
TransCanada PipeLines Ltd.	Canada	521,413	7,564,746

Health Care Providers & Services .5%
CIGNA Corp.	United States	94,950	3,904,344

Hotels Restaurants & Leisure .6%
Carnival Corp.	United States	204,140	5,093,293

Household Durables 1.5%
Koninklijke Philips Electronics NV	Netherlands	562,480	9,857,404
Newell Rubbermaid Inc.	United States	88,000	2,669,040

			12,526,444

Industrial Conglomerates 2.4%
Hutchison Whampoa Ltd.	Hong Kong	1,068,000	6,683,260
Smiths Group PLC.	United Kingdom	850,100	9,518,394
Tyco International Ltd.	United States	262,920	4,490,673

			20,692,327

Insurance 6.0%
Ace Ltd.	Bermuda	302,000	8,860,680
Allstate Corp.	United States	101,990	3,772,610
American International Group Inc.	United States	20,600	1,191,710
AXA SA	France	526,640	7,068,437

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Insurance (cont.)
Muenchener Rueckversicherungs-Gesellschaft	Germany	34,000	$4,063,887
Sampo OYJ, A	Finland	354,000	2,693,273
Swiss Reinsurance Co.	Switzerland	135,000	8,855,500
Torchmark Corp.	United States	135,740	4,958,582
XL Capital Ltd., A	Bermuda	127,100	9,818,475

			51,283,154

Internet Software & Services .5%
[a]VeriSign Inc.	United States	541,300	4,341,226

IT Consulting & Services 1.7%
Electronic Data Systems Corp.	United States	450,000	8,293,500
Satyam Computers Services Ltd.	India	1,078,580	6,251,040

			14,544,540

Machinery 2.3%
Invensys PLC	United Kingdom	3,000,000	2,547,653
Komatsu Ltd.	Japan	2,400,000	7,826,746
Volvo AB, B	Sweden	595,620	9,706,775

			20,081,174

Media 1.7%
[a]AOL Time Warner Inc.	United States	380,000	4,978,000
APN News & Media Ltd.	Australia	2,486,697	4,270,799
United Business Media PLC	United Kingdom	1,074,184	5,015,026

			14,263,825

Metals & Mining 4.1%
[a]AK Steel Holding Corp.	United States	795,400	6,363,200
Barrick Gold Corp.	Canada	348,800	5,375,008
BHP Billiton PLC	Australia	2,590,463	13,835,181
POSCO	South Korea	98,092	9,759,164

			35,332,553

Multiline Retail 1.2%
Marks & Spencer Group PLC	United Kingdom	1,099,900	5,577,766
Sears, Roebuck & Co.	United States	208,370	4,990,461

			10,568,227

Oil & Gas 7.5%
Burlington Resources Inc.	United States	193,400	8,248,510
Eni SpA	Italy	1,081,305	17,190,949
Occidental Petroleum Corp.	United States	178,380	5,074,911
PetroChina Co. Ltd., H	China	29,950,000	5,952,861
Repsol YPF SA	Spain	833,660	11,022,967
Shell Transport & Trading Co. PLC	United Kingdom	2,540,483	16,727,696

			64,217,894

Paper & Forest Products 3.1%
Bowater Inc.	United States	191,800	8,046,010
International Paper Co.	United States	240,000	8,392,800
UPM-Kymmene Corp.	Finland	312,200	10,025,206

			26,464,016

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Pharmaceuticals 6.8%
Abbott Laboratories	United States	230,310	$9,212,400
Aventis SA	France	145,000	7,882,006
Bristol-Myers Squibb Co.	United States	510,430	11,816,455
Mylan Laboratories Inc.	United States	264,440	9,228,956
Pharmacia Corp.	United States	300,000	12,540,000
[a]Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940	7,115,657

			57,795,474

Real Estate 1.5%
Cheung Kong Holdings Ltd.	Hong Kong	2,011,499	13,090,407

Road & Rail .8%
East Japan Railway Co.	Japan	1,316	6,531,760

Semiconductor Equipment & Products 1.8%
[a]Agere Systems Inc., A	United States	1,229,680	1,770,739
Samsung Electronics Co. Ltd.	South Korea	50,320	13,321,934

			15,092,673

Software .3%
[a]Check Point Software Technologies Ltd.	Israel	227,000	2,944,190

Specialty Retail .4%
[a]Toys R Us Inc.	United States	375,000	3,750,000

Wireless Telecommunication Services 1.8%
[a]AT&T Wireless Services Inc	United States	1,522,000	8,599,300
[a]China Mobile (Hong Kong) Ltd.	China	2,227,500	5,298,573
SK Telecom Co. Ltd., ADR	South Korea	54,400	1,161,440

			15,059,313

Total Common Stocks (Cost $951,420,511)			796,564,165

Preferred Stocks 1.5%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	245,000	6,737,500
Petroleo Brasileiro SA, ADR, pfd.	Brazil	350,000	4,690,000
Volkswagen AG, pfd.	Germany	60,000	1,555,203

Total Preferred Stocks (Cost $17,677,726)			12,982,703

Total Long Term Investments (Cost $969,098,237)			809,546,868

		PRINCIPAL AMOUNT
Repurchase Agreements 4.5%
[b]BZW Securities Inc. 1.05%,1/02/03 (Maturity Value $30,001,750)
Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities	United States	$30,000,000	30,000,000
[b]Dresdner Bank AG., 1.00%, 1/02/03 (Maturity Value $8,441,469)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities	United States	8,441,000	8,441,000

Total Repurchase Agreements (Cost $38,441,000)			38,441,000

Total Investments (Cost $1,007,539,237) 99.1%			847,987,868
Other Assets, less Liabilities .9%			7,604,057

Net Assets 100.0%			$855,591,925

[a]	Non-income producing
[b]	See Note 1(c) regarding repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$1,007,539,237

Value	847,987,868
Cash	901
Foreign currency, at value (cost $6,820,403)	6,885,940
Receivables:
Investment securities sold	243,571
Capital shares sold	332,018
Dividends	2,036,802

Total assets	857,487,100

Liabilities:
Payables:
Capital shares redeemed	614,306
Affiliates	680,862
Deferred tax liability (Note 1g)	501,249
Other liabilities	98,758

Total liabilities	1,895,175

Net assets, at value	$855,591,925

Net assets consist of:
Undistributed net investment income	$15,907,519
Net unrealized depreciation	(159,904,746)
Accumulated net realized loss	(61,498,820)
Capital shares	1,061,087,972

Net assets, at value	$855,591,925

Class 1:
Net asset, at value	$665,537,469

Shares outstanding	76,787,415

Net asset value and offering price per share	$8.67

Class 2:
Net asset, at value	$190,054,456

Shares outstanding	22,114,144

Net asset value and offering price per share	$8.59

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
(net of foreign taxes and fees of $2,040,328)
Dividends	$24,242,243
Interest	834,726

Total investment income	25,076,969

Expenses:
Management fees (Note 3)	7,944,393
Distribution fees - Class 2 (Note 3)	372,496
Custodian fees	218,200
Reports to shareholders	261,536
Other	128,467

Total expenses	8,925,092

Net investment income	16,151,877

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(59,564,323)
Foreign currency transactions	(156,962)

Net realized loss	(59,721,285)
Net unrealized appreciation (depreciation) on:
Investments	(147,995,767)
Translation of assets and liabilities denominated in foreign currencies	299,014
Deferred taxes (Note 1g)	(501,249)

Net unrealized depreciation	(148,198,002)

Net realized and unrealized loss	(207,919,287)

Net decrease in net assets resulting from operations	$(191,767,410)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$16,151,877	$23,937,177
Net realized gain (loss) from investments and foreign currency transactions	(59,721,285)	20,181,710
Net unrealized depreciation on investments, deferred tax liabilities and translation of assets and liabilities denominated in foreign currencies	(148,198,002)	(56,838,661)

Net decrease in net assets resulting from operations	(191,767,410)	(12,719,774)
Distributions to shareholders from:
Net investment income:
Class 1	(20,070,527)	(21,511,485)
Class 2	(3,259,082)	(1,649,342)
Net realized gains:
Class 1	(18,428,918)	(179,283,207)
Class 2	(3,204,573)	(14,800,192)

Total distributions to shareholders	(44,963,100)	(217,244,226)
Capital Share transactions: (Note 2)
Class 1	(102,174,647)	17,018,594
Class 2	113,847,109	50,914,824

Total capital share transactions	11,672,462	67,933,418
Net decrease in net assets	(225,058,048)	(162,030,582)
Net assets:
Beginning of year	1,080,649,973	1,242,680,555

End of year	$855,591,925	$1,080,649,973

Undistributed net investment income included in net assets:
End of year	$15,907,519	$23,378,838

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Deferred Taxes

Deferred taxes are recorded for estimated tax liabilities inherent to the Fund’s portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	27,335,041	$291,949,245	34,407,516	$411,498,298
Shares issued in reinvestment of distributions	3,694,764	38,499,445	17,864,296	200,794,692
Shares redeemed	(41,405,187)	(432,623,337)	(49,693,524)	(595,274,396)

Net increase (decrease)	(10,375,382)	$(102,174,647)	2,578,288	$17,018,594

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

	Year Ended December 31,
	2002		2001

Class 2 Shares:	Shares	Amount	Shares	Amount

Shares sold	21,239,772	$207,175,310	24,877,364	$299,417,251
Shares issued in reinvestment of distributions	624,508	6,463,655	1,471,336	16,449,534
Shares redeemed	(10,095,406)	(99,791,856)	(21,775,179)	(264,951,961)

Net increase	11,768,874	$113,847,109	4,573,521	$50,914,824

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

1.00%	First $100 million
.90%	Over $100 million, up to and including $250 million
.80%	Over $250 million, up to and including $500 million
.75%	Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Templeton Growth Securities Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $52,333,376, which may be carried over to future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $8,457,744. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$33,239,449	$65,123,660
Long-term capital gain	11,773,651	152,120,565

	$44,963,100	$217,244,225

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,008,246,937

Unrealized appreciation	$67,672,563
Unrealized depreciation	(227,931,634)

Net unrealized depreciation	$(160,259,069)

Undistributed ordinary income	$15,907,519
Undistributed long term capital gains	—

Distributable earnings	$15,907,519

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $357,533,135 and $283,338,391 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 16.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI) is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the U.S.; published by the Bureau of Labor Statistics.

Credit Suisse First Boston (CSFB) High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.

Dow Jones Industrial Average (the Dow®) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.

J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

Lehman Brothers Government/Credit Index includes fixed-rate debt issues rated investment grade or higher by Moody’s, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government securities and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index includes those issues in the Lehman Brothers Government Bond Index and Corporate Bond Index. The index includes those issues of the U.S. government and agencies thereof, domestic corporate issues and foreign dollar denominated issues. All issues included are Baa/BBB or better. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers Intermediate Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody’s, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody’s, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive  of accrued interest. The index is a composite of the Government/Cor-

porate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Target Maturity Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Target Maturity Funds classification. Lipper Target Maturity Funds invest principally in zero coupon U.S. Treasury securities or in coupon-bearing U.S. government securities targeted to mature in a specific year.

Lipper VIP Equity Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 65% of their portfolio in dividend paying equity securities. As of 12/31/02, there were 51 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/02, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Multi-Cap Value Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75%  of their equity assets in any one market capitalization range over an  extended period of time. As of 12/31/02, there were 91 funds in this category. Lipper calculations do not include contract fees, expenses  or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/02, there were 44 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch Treasury 5- and 10-Year Zero Coupon Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets globally.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is market capitalization-weighted and measures the total returns of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.

Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.

National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

Russell 1000® Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of 6/30/02.

Russell 2000® Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of 6/30/02.

Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of 6/30/02.

Russell 3000 Value Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities’ weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s (S&P) Midcap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value.

Standard & Poor’s (S&P) Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

FRANK H. ABBOTT, III (81) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	106	None

Principal Occupation During Past 5 Years:

President and Director, Abbott Corporation (an investment company); and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

HARRIS J. ASHTON (70) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	133	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (74) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	42	None

Principal Occupation During Past 5 Years:

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (70) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	134	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.

FRANK W.T. LAHAYE (73) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	106	Director, The California Center for Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

GORDON S. MACKLIN (74) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	133

Director, White Mountains Insurance Group, Ltd. (holding company); Martek Biosciences Corporation; MedImmune, Inc. (biotechnology); Overstock.com (Internet services); and Spacehab, Inc. (aerospace services).

Principal Occupation During Past 5 Years:

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).

BOD-1

Interested Board Members and Officers

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

**CHARLES B. JOHNSON (69) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	133	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Chief Executive Officer, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (62) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	116	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in
Franklin Templeton Investments.

**CHRISTOPHER H. PINKERTON (44) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2001	24	None

Principal Occupation During Past 5 Years:

President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors; President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice President, Variable Products Division, Allianz Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing, Nationwide Financial Services (until 1999).

HARMON E. BURNS (57) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

MARTIN L. FLANAGAN (42) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1995	Not Applicable	None

Principal Occupation During Past 5 Years:

President, Member—Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

JIMMY D. GAMBILL (55) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer —Finance and Administration	Since 2002	Not Applicable	None

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (55) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

BARBARA J. GREEN (55) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (65) 600 5th Avenue Rockefeller Center New York, NY 10048-0772	Vice President — AML Compliance	Since 2002	Not Applicable	Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation.

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

KIMBERLEY MONASTERIO (39) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer and Chief Financial Officer	Treasurer since 2000 and Chief Financial Officer since 2002	Not Applicable	None

Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

MURRAY L. SIMPSON (65) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

*	We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**	Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s adviser and distributor. Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-4

Annual Report

The Phoenix

Edge

SeriesFund

December 31, 2002

[LOGO TO COME]

Page
Phoenix-Goodwin Money Market Series	2
Notes to Financial Statements	7

Not FDIC Insured	No Bank Guarantee	May Lose Value

PHOENIX-GOODWIN MONEY MARKET SERIES

1	This chart illustrates the period from January 1, 2002 to December 31, 2002. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $10.00 per share.
2	Average monthly yield of First Tier Money Market Funds as reported by IBC’s Money Market Insight.

PHOENIX-GOODWIN MONEY MARKET SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2002

FACE VALUE (000)	DESCRIPTION	INTEREST RATE	MATURITY DATE	VALUE
FEDERAL AGENCY SECURITIES—17.5%
$2,500	FHLB(c),(d)	2.00%	1/3/03	$2,500,000
2,500	FHLB(c),(d)	1.86	1/17/03	2,500,000
2,500	FHLB(c),(d)	2.05	1/22/03	2,500,000
2,500	FHLB(c),(d)	1.75	2/6/03	2,500,000
2,500	FHLB(c),(d)	1.58	2/13/03	2,500,000
3,365	Freddie Mac Discount Note	1.27	2/14/03	3,359,777
3,500	Fannie Mae(c),(d)	1.75	2/15/03	3,500,000
2,500	FHLB(c),(d)	1.60	2/25/03	2,500,000
1,750	Freddie Mac(c)	4.75	3/15/03	1,760,826
2,500	FHLB(c),(d)	1.60	3/17/03	2,500,000
2,500	FHLB(c),(d)	1.70	4/7/03	2,500,000
2,500	FHLB(c),(d)	1.80	4/11/03	2,500,000
5,000	Fannie Mae(c)	5.75	4/15/03	5,057,133
2,500	FHLB(c),(d)	2.00	4/25/03	2,500,000
2,500	FHLB(c),(d)	1.50	5/20/03	2,500,000
3,500	Freddie Mac(c)	6.38	11/15/03	3,647,457

TOTAL FEDERAL AGENCY SECURITIES				44,825,193

			RESET DATE
FEDERAL AGENCY SECURITIES—VARIABLE(b)—2.6%
109	SBA (Final Maturity 1/25/21)	1.75	1/1/03	108,565
642	SBA (Final Maturity 10/25/22)	2.25	1/1/03	641,623
1,912	SBA (Final Maturity 11/25/21)	2.38	1/1/03	1,910,923
944	SBA (Final Maturity 2/25/23)	2.25	1/1/03	943,939
495	SBA (Final Maturity 2/25/23)	2.25	1/1/03	494,983
1,123	SBA (Final Maturity 3/25/24)	1.63	1/1/03	1,123,380
164	SBA (Final Maturity 5/25/21)	2.25	1/1/03	164,265
1,376	SBA (Final Maturity 9/25/23)	2.13	1/1/03	1,375,946

TOTAL FEDERAL AGENCY SECURITIES—VARIABLE				6,763,624

		STANDARD & POOR’S RATING (Unaudited)		MATURITY DATE
COMMERCIAL PAPER—57.2%
3,520	Corporate Asset Funding Co.	A-1+	1.25	1/2/03	3,519,878
2,000	Preferred Receivables Funding Corp.	A-1	1.40	1/3/03	1,999,844
3,640	Receivables Capital Corp.	A-1+	1.40	1/3/03	3,639,717
3,725	UBS Finance (DE) LLC	A-1+	1.27	1/7/03	3,724,212
2,900	UBS Finance (DE) LLC	A-1+	1.33	1/7/03	2,899,357
2,500	Govco, Inc.	A-1+	1.70	1/8/03	2,499,174
4,500	ABSC Capital Corp.	A-1	1.40	1/9/03	4,498,600
2,800	Koch Industries, Inc.	A-1+	1.33	1/9/03	2,799,172
5,000	Cargill, Inc.	A-1	1.34	1/10/03	4,998,325
2,875	Schering-Plough Corp.	A-1+	1.32	1/13/03	2,873,735
735	Govco, Inc.	A-1+	1.35	1/14/03	734,642
1,510	Special Purpose Accounts Receivable Cooperative Corp.	A-1	1.40	1/17/03	1,509,060
1,545	ABSC Capital Corp.	A-1	1.50	1/21/03	1,543,712
2,500	Special Purpose Accounts Receivable Cooperative Corp.	A-1	1.80	1/21/03	2,497,500
2,075	Sysco Corp.	A-1+	1.34	1/21/03	2,073,455
3,500	Koch Industries, Inc.	A-1+	1.30	1/22/03	3,497,346
3,500	Special Purpose Accounts Receivable Cooperative Corp.	A-1	1.40	1/22/03	3,497,142
2,500	ABSC Capital Corp.	A-1	1.50	1/23/03	2,497,708
4,500	Private Export Funding Corp.	A-1+	1.78	1/23/03	4,495,105
1,495	Enterprise Funding Corp.	A-1+	1.35	1/24/03	1,493,711
600	Executive Jet, Inc.	A-1+	1.35	1/27/03	599,415
3,500	Wisconsin Electric Power Co.	A-1	1.33	1/27/03	3,496,638
3,455	Executive Jet, Inc.	A-1+	1.32	1/29/03	3,451,453
1,000	Wisconsin Energy Corp.	A-1	1.32	1/29/03	998,973
8,200	Wisconsin Electric Power Co.	A-1	1.31	1/30/03	8,191,347
2,470	Harley-Davidson Funding Corp.	A-1	1.31	1/31/03	2,467,304

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

FACE VALUE (000)	DESCRIPTION	STANDARD & POOR’S RATING (Unaudited)	INTEREST RATE	MATURITY DATE	VALUE
COMMERCIAL PAPER—continued
$3,500	CXC, Inc.	A-1+	1.33%	2/3/03	$3,495,733
2,500	Cargill, Inc.	A-1	1.32	2/6/03	2,496,700
4,500	Cargill, Inc.	A-1	1.31	2/7/03	4,493,941
1,980	Pfizer, Inc.	A-1+	1.31	2/7/03	1,977,334
1,365	Preferred Receivables Funding Corp.	A-1	1.38	2/7/03	1,363,064
2,500	Receivables Capital Corp.	A-1+	1.35	2/7/03	2,496,531
2,102	ABN AMRO Holding Corp. NV	A-1+	1.30	2/10/03	2,098,964
2,440	Govco, Inc.	A-1+	1.32	2/10/03	2,436,421
2,671	BellSouth Corp.	A-1	1.28	2/11/03	2,667,106
2,275	Executive Jet, Inc.	A-1+	1.33	2/12/03	2,271,470
2,500	Kraft Foods, Inc.	A-1	1.30	2/13/03	2,496,118
3,155	Executive Jet, Inc.	A-1+	1.33	2/14/03	3,149,871
2,000	Govco, Inc.	A-1+	1.30	2/18/03	1,996,533
3,505	Pfizer Inc.	A-1+	1.30	2/18/03	3,498,925
5,000	CIT Group, Inc.	A-1	1.47	2/19/03	4,989,996
2,500	Executive Jet, Inc.	A-1+	1.33	2/19/03	2,495,474
2,655	Enterprise Funding Corp.	A-1+	1.34	2/20/03	2,650,059
4,521	CIT Group, Inc.	A-1	1.40	2/21/03	4,512,033
3,000	CIT Group, Inc.	A-1	1.80	2/28/03	2,991,300
2,500	Golden Peanut Co. LLC	A-1	1.31	2/28/03	2,494,724
2,350	UBS Finance (DE) LLC	A-1+	1.30	3/4/03	2,344,739
1,915	UBS Finance (DE) LLC	A-1+	1.30	3/6/03	1,910,574
3,500	ABSC Capital Corp.	A-1	1.36	3/10/03	3,491,009
2,500	Archer Daniels Midland	A-1	1.34	3/18/03	2,492,928
2,500	Private Export Funding Corp.	A-1+	1.74	4/23/03	2,486,467

TOTAL COMMERCIAL PAPER					146,294,539

MEDIUM TERM NOTES(c)—22.1%
3,500	Beta Finance, Inc.(b),(e)	AAA	1.84	1/15/03	3,499,986
2,152	CitiFinancial	AA-	5.88	1/15/03	2,154,754
2,125	Heller Financial GE, Inc.	AAA	6.40	1/15/03	2,127,817
2,000	Salomon Smith Barney Holdings	AA-	6.13	1/15/03	2,003,085
2,000	Goldman Sachs Group Inc.(b)	A+	2.03	1/17/03	2,000,575
3,500	Merrill Lynch & Co., Inc.(b)	AA-	1.60	1/21/03	3,500,270
1,500	Associates Corp. of North America	AA-	6.88	2/1/03	1,505,568
2,625	Bank of America Corp.	A	10.00	2/1/03	2,641,282
2,150	General Electric Capital Corp.	AAA	7.00	2/3/03	2,159,339
3,255	Pitney Bowes Credit Corp.	AA	8.80	2/15/03	3,279,522
2,500	Merrill Lynch & Co., Inc.(b)	AA-	1.42	3/5/03	2,500,000
1,500	Du Pont (E.I.) de Nemours & Co.(b)	AA-	6.00	3/6/03	1,509,179
500	Associates Corp. of North America	AA-	6.69	4/1/03	505,852
500	Associates Corp. of North America	AA-	6.77	4/10/03	506,752
2,500	Wal Mart Stores, Inc.	AA	4.63	4/15/03	2,515,392
1,993	BellSouth Corp.(b),(e)	AA-	4.11	4/26/03	2,006,572
2,500	Merrill Lynch & Co., Inc.(b)	AA-	1.42	5/2/03	2,500,000
2,921	BellSouth Corp.	AA	6.25	5/15/03	2,959,613
240	General Electric Capital Corp.	AAA	5.88	5/19/03	242,769
4,400	General Electric Capital Corp.(b)	AAA	1.42	5/28/03	4,400,500
2,595	Bank of America Corp.	A	6.88	6/1/03	2,644,673
2,915	Bank of America Corp.	A	6.20	8/15/03	2,998,141
3,747	Bank of America Corp.	A	6.50	8/15/03	3,862,764
400	Associates Corp. of North America	AA-	6.29	8/19/03	409,536
1,913	Associates Corp. of North America	AA-	5.75	11/1/03	1,977,429

TOTAL MEDIUM TERM NOTES					56,411,370

TOTAL INVESTMENTS—99.4%
(Identified cost $254,294,726)					254,294,726	(a)
Other assets and liabilities, net—0.6%					1,463,983

NET ASSETS—100.0%					$255,758,709

(a)	Federal Income Tax Information: At December 31, 2002, the aggregate cost of securities was the same for book and tax purposes.
(b)	Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c)	The interest rate shown is the coupon rate.
(d)	Callable. The maturity date shown is the call date.
(e)	Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $5,506,558 or 2.15% of net assets.

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Investment securities at value (Identified cost $254,294,726)	$254,294,726
Receivables
Fund shares sold	2,025,357
Interest	1,120,288
Investment securities sold	458,203
Prepaid expenses	3,414

Total assets	257,901,988

Liabilities
Payables
Cash overdraft	440
Fund shares repurchased	1,873,010
Printing fee	122,582
Investment advisory fee	84,139
Financial agent fee	18,663
Trustees’ fee	2,031
Accrued expenses	42,414

Total liabilities	2,143,279

Net Assets	$255,758,709

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$255,758,709

Net Assets	$255,758,709

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	25,575,904

Net asset value and offering price per share	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment Income
Interest	$4,916,076

Total investment income	4,916,076

Expenses
Investment advisory fee	994,837
Financial agent fee	229,675
Printing	74,336
Custodian	48,668
Professional	42,558
Trustees	4,620
Miscellaneous	10,882

Total expenses	1,405,576
Custodian fees paid indirectly	(3,397)

Net expenses	1,402,179

Net investment income	$3,513,897

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended 12/31/02	Year Ended 12/31/01
From Operations
Net investment income (loss)	$3,513,897	$7,565,972
Net realized gain (loss)	—	898

Increase (decrease) in net assets resulting from operations	3,513,897	7,566,870

From Distributions to Shareholders
Net investment income	(3,513,897)	(7,565,972)
Net realized short-term gains	—	(898)

Decrease in net assets from distributions to shareholders	(3,513,897)	(7,566,870)

From Share Transactions
Proceeds from sales of shares (68,436,483 and 101,934,992 shares, respectively)	684,364,835	1,019,349,924
Net asset value of shares issued from reinvestment of distributions (351,390 and 756,687 shares, respectively)	3,513,897	7,566,870
Cost of shares repurchased (69,274,867 and 94,625,616 shares, respectively)	(692,748,766)	(946,256,175)

Increase (decrease) in net assets from share transactions	(4,870,034)	80,660,619

Net increase (decrease) in net assets	(4,870,034)	80,660,619
Net Assets
Beginning of period	260,628,743	179,968,124

End of period	$255,758,709	$260,628,743

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout the indicated period)

	Year Ended December 31,
	2002		2001		2000	1999	1998
Net asset value, beginning of period	$10.00		$10.00		$10.00	$10.00	$10.00
Income from investment operations
Net investment income (loss)	0.14		0.38		0.59	0.47	0.50
Net realized gain	—		—	(3)	—	—	—

Total from investment operations	0.14		0.38		0.59	0.47	0.50

Less distributions
Dividends from net investment income	(0.14)		(0.38)		(0.59)	(0.47)	(0.50)
Distributions from net realized gains	—		—	(3)	—	—	—

Total distributions	(0.14)		(0.38)		(0.59)	(0.47)	(0.50)

Net asset value, end of period	$10.00		$10.00		$10.00	$10.00	$10.00

Total return	1.42%		3.82%		6.03%	4.82%	5.09%
Ratios/supplemental data:
Net assets, end of period (thousands)	$255,759		$260,629		$179,968	$235,584	$196,811
Ratio to average net assets of:
Operating expenses (1)	0.56	%(2)	0.55	%(2)	0.55%	0.55%	0.55%
Net investment income	1.41%		3.63%		5.83%	4.73%	4.99%

(1)	If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2)	The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)	Amount is less than $0.01.

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

Note 1—Organization

The Phoenix Edge Series Fund (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Life Variable Accumulation Account (the “Account”) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

The Fund is comprised of 35 Series each having a distinct investment objective as outlined below:

Fund Name	Investment Objective

Phoenix-Aberdeen International Series (“Aberdeen International”)	High total return consistent with reasonable risk.

Phoenix-Aberdeen New Asia Series (“Aberdeen New Asia”)	Long-term capital appreciation.

Phoenix-AIM Mid-Cap Equity Series (“AIM Mid-Cap Equity”)	Long-term growth of capital.

Phoenix-Alliance/Bernstein Growth + Value Series (“Alliance/Bernstein Growth + Value”)	Long-term capital growth.

Phoenix-Deutsche Dow 30 Series (“Deutsche Dow 30”)	Track the total return of the Dow Jones Industrial Average(SM) before fund expenses.

Phoenix-Deutsche Nasdaq-100 Index® Series (“Deutsche Nasdaq-100 Index®”)	Track the total return of the NASDAQ 100 Index® before fund expenses.

Phoenix-Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Securities”)	Capital appreciation and income with approximately equal emphasis.

Phoenix-Engemann Capital Growth Series (“Engemann Capital Growth”)	Intermediate and long-term growth of capital with income as a secondary consideration.

Phoenix-Engemann Small & Mid-Cap Growth Series (“Engemann Small & Mid-Cap Growth”)	Long-term growth of capital.
Phoenix-Goodwin Money Market Series (“Goodwin Money Market”)	As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.
Phoenix-Goodwin Multi-Sector Fixed Income Series (“Goodwin Multi-Sector Fixed Income”)	Long-term total return.
Phoenix-Hollister Value Equity Series (“Hollister Value Equity”)	Long-term capital appreciation. The Series has a secondary investment objective to seek current income.
Phoenix-J.P. Morgan Research Enhanced Index Series (“J.P. Morgan Research Enhanced Index”)	High total return.
Phoenix-Janus Flexible Income Series (“Janus Flexible Income”)	Maximum total return consistent with the preservation of capital.
Phoenix-Janus Growth Series (“Janus Growth”)	Long-term growth of capital in a manner consistent with the preservation of capital.
Phoenix-Kayne Large-Cap Core Series (“Kayne Large-Cap Core”)	Long-term capital appreciation with dividend income as a secondary consideration.
Phoenix-Kayne Small-Cap Quality Value Series (“Kayne Small-Cap Quality Value”)	Long-term capital appreciation and a secondary investment objective of dividend income.
Phoenix-Lazard International Equity Select Series (“Lazard International Equity Select”)	Long-term capital appreciation.
Phoenix-Lazard Small-Cap Value Series (“Lazard Small-Cap Value”)	Long-term capital appreciation.
Phoenix-Lazard U.S. Multi-Cap Series (“Lazard U.S. Multi-Cap”)	Long-term capital appreciation.
Phoenix-Lord Abbett Bond-Debenture Series (“Lord Abbett Bond-Debenture”)	High current income and long-term capital appreciation to produce a high total return.
Phoenix-Lord Abbett Large-Cap Value Series (“Lord Abbett Large-Cap Value”)	Capital appreciation with income as a secondary consideration.
Phoenix-Lord Abbett Mid-Cap Value Series (“Lord Abbett Mid-Cap Value”)	Capital appreciation.
Phoenix-MFS Investors Growth Stock Series (“MFS Investors Growth Stock”)	Long-term growth of capital and future income rather than current income.
Phoenix-MFS Investors Trust Series (“MFS Investors Trust”)	Long-term growth of capital and secondarily to provide reasonable current income.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Fund Name	Investment Objective

Phoenix-MFS Value Series (“MFS Value”)	Capital appreciation and reasonable income.

Phoenix-Oakhurst Growth and Income Series (“Oakhurst Growth and Income”)	Dividend growth, current income and capital appreciation.

Phoenix-Oakhurst Strategic Allocation Series (“Oakhurst Strategic Allocation”)	High total return over an extended period of time consistent with prudent investment risk.

Phoenix-Sanford Bernstein Global Value Series (“Sanford Bernstein Global Value”)	Long-term capital growth through investment in equity securities of foreign and U.S. companies.

Phoenix-Sanford Bernstein Mid-Cap Value Series (“Sanford Bernstein Mid-Cap Value”)	Long-term capital appreciation. Current income is a secondary investment objective.

Phoenix-Sanford Bernstein Small-Cap Value Series (“Sanford Bernstein Small-Cap Value”)	Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current income is a secondary objective.

Phoenix-Seneca Mid-Cap Growth Series (“Seneca Mid-Cap Growth”)	Capital appreciation.

Phoenix-Seneca Strategic Theme Series (“Seneca Strategic Theme”)	Long-term capital appreciation.

Phoenix-State Street Research Small-Cap Growth Series (“State Street Research Small-Cap Growth”)	Long-term capital growth.

Phoenix-Van Kampen Focus Equity Series (“Van Kampen Focus Equity”) (formerly Phoenix-Morgan Stanley Focus Equity Series)	Capital appreciation.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A.  Security Valuation

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

Certain securities held by the following Series were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2002, the total value of securities for which prices were provided by principal market makers represented (approximately) the following percentages of net assets:

Series	Percentage of Net Assets
Goodwin Multi-Sector Fixed Income	3.2%

Goodwin Money Market uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series’ net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds  1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B.  Security Transactions and Related Income

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts using the effective interest method. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis.

C.  Income Taxes

Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code (the “Code”), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. To the extent that any Series does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

D.  Distributions to Shareholders

Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, gain/loss on futures contracts, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E.  Foreign Currency Translation

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

F.  Forward Currency Contracts

Certain Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G.  Futures Contracts

Certain Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margins” and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Series are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract.

H.  Options

Certain Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

Each Series may purchase options which are included in the Series’ Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2002, the Fund had no options outstanding.

I.  Expenses

Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J.  When-Issued and Delayed Delivery Transactions

Certain Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

K.  Repurchase Agreements

A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L.  Swap Agreements

Certain Series may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Series may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Series will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Series’ custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At December 31, 2002, the Fund had no swap agreements outstanding.

M.  Loan Agreements

Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

N.  Targeted Return Index Securities

Certain Series may invest in securities that represent an interest in a diversified portfolio (the “basket”) of debt instruments (the “underlying securities”). Under the term of the baskets, a Series has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to a Series.

Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index which is a component of the Lehman Brothers U.S. Aggregate Index.

Note 3—Investment Advisory Fees and Related Party Transactions

The Advisers to the Fund are Phoenix Investment Counsel, Inc. (“PIC”), Phoenix Variable Advisers, Inc. (“PVA”), Phoenix-Aberdeen International Advisers, LLC (“PAIA”), and Duff & Phelps Investment Management Co. (“DPIM”). As compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

Series	Adviser	Rate for first $250 million	Rate for next $250 million	Rate for over $500 million
Aberdeen International	PIC	0.75%	0.70%	0.65%
Aberdeen New Asia	PAIA	1.00	1.00	1.00
AIM Mid-Cap Equity	PVA	0.85	0.85	0.85
Alliance/Bernstein Growth + Value	PVA	0.85	0.85	0.85
Deutsche Dow 30	PVA	0.35	0.35	0.35
Deutsche Nasdaq-100 Index®	PVA	0.35	0.35	0.35
Engemann Capital Growth	PIC	0.70	0.65	0.60
Engemann Small & Mid-Cap Growth	PIC	0.90	0.90	0.90
Goodwin Money Market	PIC	0.40	0.35	0.30
Goodwin Multi-Sector Fixed Income	PIC	0.50	0.45	0.40
Hollister Value Equity	PIC	0.70	0.65	0.60
J.P. Morgan Research Enhanced Index	PVA	0.45	0.45	0.45

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Series (continued)	Adviser	Rate for first $250 million	Rate for next $250 million	Rate for over $500 million
Janus Flexible Income	PVA	0.80	0.80	0.80
Janus Growth	PVA	0.85	0.85	0.85
Kayne Large-Cap Core	PIC	0.70	0.70	0.70
Kayne Small-Cap Quality Value	PIC	0.90	0.90	0.90
Lazard International Equity Select	PVA	0.90	0.90	0.90
Lazard Small-Cap Value	PVA	0.90	0.90	0.90
Lazard U.S. Multi-Cap	PVA	0.80	0.80	0.80
Lord Abbett Bond-Debenture	PVA	0.75	0.75	0.75
Lord Abbett Large-Cap Value	PVA	0.75	0.75	0.75
Lord Abbett Mid-Cap Value	PVA	0.85	0.85	0.85
MFS Investors Growth Stock	PVA	0.75	0.75	0.75
MFS Investors Trust	PVA	0.75	0.75	0.75
MFS Value	PVA	0.75	0.75	0.75
Oakhurst Growth and Income	PIC	0.70	0.65	0.60
Oakhurst Strategic Allocation	PIC	0.60	0.55	0.50
Sanford Bernstein Global Value	PVA	0.90	0.90	0.90
Sanford Bernstein Mid-Cap Value	PVA	1.05	1.05	1.05
Sanford Bernstein Small Cap Value	PVA	1.05	1.05	1.05
Seneca Mid-Cap Growth	PIC	0.80	0.80	0.80
Seneca Strategic Theme	PIC	0.75	0.70	0.65
State Street Research Small-Cap Growth	PVA	0.85	0.85	0.85
Van Kampen Focus Equity	PVA	0.85	0.85	0.85

		Rate for first $1 Billion	Rate for next $1 Billion	Rate for over $2 Billion
Duff & Phelps Real Estate Securities	DPIM	0.75	0.70	0.65

Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which each is paid a fee by the respective adviser.

Series	Subadviser
Aberdeen International	Aberdeen Fund Managers, Inc. (“Aberdeen”)
Aberdeen New Asia	Aberdeen Fund Managers, Inc. (“Aberdeen”) and Phoenix Investment Council (“PIC”)
AIM Mid-Cap Equity	A I M Capital Management (“AIM”)
Alliance/Bernstein Growth + Value	Alliance Capital Management (“Alliance”)
Deutsche Dow 30	Deutsche Asset-Management (“DAMI”)
Deutsche Nasdaq-100 Index®	Deutsche Asset-Management (“DAMI”)
Engemann Capital Growth	Roger Engemann & Associates (“Engemann”)
Engemann Small & Mid-Cap Growth	Roger Engemann & Associates (“Engemann”)
J.P. Morgan Research Enhanced Index	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)
Janus Flexible Income	Janus Capital Corporation (“Janus”)
Janus Growth	Janus Capital Corporation (“Janus”)
Kayne Large-Cap Core	Kayne Anderson Rudnick Investment Management LLC (“Kayne”)
Kayne Small-Cap Quality Value	Kayne Anderson Rudnick Investment Management LLC (“Kayne”)
Lazard International Equity Select	Lazard Asset Management (“Lazard”)
Lazard Small-Cap Value	Lazard Asset Management (“Lazard”)
Lazard U.S. Multi-Cap	Lazard Asset Management (“Lazard”)
Lord Abbett Bond-Debenture	Lord, Abbett & Co. (“Lord Abbett”)
Lord Abbett Large-Cap Value	Lord, Abbett & Co. (“Lord Abbett”)
Lord Abbett Mid-Cap Value	Lord, Abbett & Co. (“Lord Abbett”)
MFS Investors Growth Stock	MFS Investment Management (“MFS”)
MFS Investors Trust	MFS Investment Management (“MFS”)
MFS Value	MFS Investment Management (“MFS”)
Sanford Bernstein Global Value	Alliance Capital Management L.P. (“Alliance”)
Sanford Bernstein Mid-Cap Value	Alliance Capital Management L.P. (“Alliance”)
Sanford Bernstein Small Cap Value	Alliance Capital Management L.P. (“Alliance”)
Seneca Mid-Cap Growth	Seneca Capital Management, LLC (“Seneca”)
Seneca Strategic Theme	Seneca Capital Management, LLC (“Seneca”)
State Street Research Small-Cap Growth	State Street Research & Management Company (“State Street”)
Van Kampen Focus Equity	Morgan Stanley Investment Management (“MSIM”)

PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. PAIA is a joint venture between PM Holdings, Inc., an indirect subsidiary of The Phoenix Companies, Inc. (“PNX”), and Aberdeen Fund Managers, Inc. (“Aberdeen”), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 23%. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Roger Engemann & Associates, Inc. is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Kayne Anderson Rudnick Investment

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Management LLC and Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Investment Partners in turn is a wholly-owned subsidiary of The Phoenix Companies, Inc.

PIC has engaged Aberdeen as a subadvisor to the Aberdeen International. Aberdeen provides the day-to-day portfolio management for this Series. For implementing certain portfolio transactions and providing other services to this Series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this Series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which Phoenix Life Insurance Company (“Phoenix”) owns approximately 20%.

PAIA has engaged Aberdeen as a subadvisor to the Aberdeen New Asia. PAIA has also engaged PIC to implement domestic cash management for this Series. Aberdeen provides all other day-to-day investment operations for this Series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to this Series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of 0.40% the average daily net assets of this Series. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of 0.30% of the average daily net assets of this Series.

Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this Series.

Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Growth + Value. Alliance will manage the portion of this Series’ assets invested in value stocks through its Bernstein Investment Research and Management unit (the “Bernstein Unit”). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of 0.50% of the average daily net assets of this Series.

Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including affecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

Series(1)	Rate For First $25 Million	Rate For Next $25 Million	Rate For Next $25 Million	Rate for Next $100 Million	Rate for over $175 Million
Sanford Bernstein Global Value	0.65%	0.50%	0.45%	0.40%	0.30%
Sanford Bernstein Mid-Cap Value	0.80	0.60	0.60	0.60	0.60

	Rate For First $10 Million	Rate For Next $10 Million	Rate For over $20 Million
Sanford Bernstein Small-Cap Value	1.00	0.875	0.75

(1)	The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series’ assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for Sanford Bernstein Small-Cap Value is 0.80% of average daily net assets.

Pursuant to a subadvisory agreement between PVA and DAMI, DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Deutsche Trust Dow 30 and Deutsche Nasdaq-100 Index®. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each Series) based on an annual percentage of 0.10% of the average daily net assets of each of these Series.

Pursuant to a subadvisory agreement between PIC and Engemann with respect to Engemann Capital Growth and Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these Series. For the services provided, PIC pays a monthly fee to Engemann for Engemann Capital Growth based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan, J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the J.P. Morgan Research Enhanced Index. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of this Series of 0.25% up to $100 million and 0.20% on such value in excess of $100 million.

Pursuant to a subadvisory agreement between PVA and Janus, Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Janus Flexible Income and Janus Growth. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of these Series (calculated separately, not in the aggregate) of 0.55% up to $100 million, 0.50% of such value between $100 million and $500 million and 0.45% on such value in excess of $500 million.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to Kayne Large-Cap Core and Kayne Small-Cap Quality Value. For the services provided, PIC pays a monthly fee to Kayne for the Kayne Large-Cap Core based on an annual percentage of the average daily net assets of 0.30% up to $800 million and 0.25% of such value in excess of $800 million; and for the Kayne Small-Cap Quality based on an annual percentage of the average daily net assets of 0.50% up to $200 million and 0.45% of such value in excess of $200 million.

Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to Lazard International Equity Select, Lazard Small-Cap Value and Lazard U.S. Multi-Cap. For the services provided, PVA pays a monthly fee to Lazard for the Lazard International Equity Select based on an annual percentage of the average daily net assets of 0.45% up to $500 million and 0.40% of such value in excess of $500 million; for the Lazard Small-Cap Value based on an annual percentage of the average daily net assets of 0.55% up to $250 million, 0.50% of such value between $250 million and $500 million and 0.45% of such value in excess of $200 million; and for the Lazard U.S. Multi-Cap based on an annual percentage of the average daily net assets of 0.38% up to $250 million and 0.35% of such value in excess of $250 million.

Pursuant to a subadvisory agreement between PVA and Lord Abbett, Lord Abbett is the subadvisor and furnishes portfolio management services to Lord Abbett Bond-Debenture, Lord Abbett Large-Cap Value and Lord Abbett Mid-Cap Value. For the services provided, PVA pays a monthly fee to Lord Abbett for Lord Abbett Bond-Debenture based on an annual percentage of average daily net assets of 0.35% up to $250 million, 0.30% of such value between $250 million and $1 billion and 0.25% of such value in excess of $1 billion; for the Lord Abbett Large-Cap Value based on an annual percentage of the average daily net assets of 0.35% up to $600 million, 0.30% of such value between $600 million and $1.2 billion and 0.25% of such value in excess of $1.2 billion; and for the Lord Abbett Mid-Cap Value based on an annual percentage of the average daily net assets of 0.40%.

Pursuant to a subadvisory agreement between PVA and MFS, MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these Series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion.

Pursuant to a subadvisory agreement between the Fund, PIC and Seneca with respect to Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for the Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for the Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $202 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

Pursuant to a subadvisory agreement between PVA and State Street, State Street is the subadvisor and furnishes portfolio management services to State Street Research Small-Cap Growth. For the services provided, PVA pays a monthly fee to State Street based on an annual percentage of 0.45% the average daily net assets of this Series.

Pursuant to a subadvisory agreement between PVA and MSIM, MSIM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Van Kampen Focus Equity. For the services provided, PVA pays a monthly fee to MSIM based on an annual percentage of the average daily net assets of this Series of 0.55% up to $150 million, 0.45% on such value between $150 million and $300 million and 0.40% on such value in excess of $300 million.

The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the year ended December 31, 2002, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

Series	Maximum Operating Expense through 4/30/02	Maximum Operating Expense effective 5/1/02
Aberdeen International	0.40%	0.40%
Aberdeen New Asia	0.30	0.35
AIM Mid-Cap Equity	0.20	0.25
Alliance/Bernstein Growth + Value	0.20	0.25
Deutsche Dow 30	0.20	0.25
Deutsche Nasdaq-100 Index®	0.20	0.25
Duff & Phelps Real Estate Securities	0.30	0.35
Engemann Capital Growth	0.20	0.25
Engemann Small & Mid-Cap Growth	0.30	0.35
Goodwin Money Market	0.20	0.25
Goodwin Multi-Sector Fixed Income	0.20	0.25
Hollister Value Equity	0.20	0.25
J.P. Morgan Research Enhanced Index	0.15	0.20
Janus Flexible Income	0.20	0.25
Janus Growth	0.20	0.25

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Series (continued)	Maximum Operating Expense through 4/30/02	Maximum Operating Expense effective 5/1/02
Kayne Large-Cap Core	not applicable	0.15
Kayne Small-Cap Quality Value	not applicable	0.15
Lazard International Equity Select	not applicable	0.15
Lazard Small-Cap Value	not applicable	0.15
Lazard U.S. Multi-Cap	not applicable	0.15
Lord Abbett Bond-Debenture	not applicable	0.15
Lord Abbett Large-Cap Value	not applicable	0.15
Lord Abbett Mid-Cap Value	not applicable	0.15
MFS Investors Growth Stock	0.20	0.25
MFS Investors Trust	0.20	0.25
MFS Value	0.20	0.25
Oakhurst Growth & Income	0.20	0.25
Oakhurst Strategic Allocation	0.20	0.25
Sanford Bernstein Global Value	0.20	0.25
Sanford Bernstein Mid-Cap Value	0.20	0.25
Sanford Bernstein Small-Cap Value	0.20	0.25
Seneca Mid-Cap Growth	0.30	0.35
Seneca Strategic Theme	0.30	0.35
State Street Research Small-Cap Growth	not applicable	0.15
Van Kampen Focus Equity	0.20	0.25

As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation (“PEPCO”), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent’s performance. For the year ended December 31, 2002, financial agent fees were $2,867,929 as reported in the Statement of Operations, of which PEPCO received $39,939 per fund except for Kayne Large-Cap Core, Kayne Small-Cap Quality Value, Lazard International Equity Select, Lazard Small-Cap Value, Lazard U.S. Multi-Cap, Lord Abbett Bond-Debenture, Lord Abbett Large-Cap Value, Lord Abbett Mid-Cap Value and State Street Research Small-Cap Growth which PEPCO received $15,229 per fund. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

For the year ended December 31, 2002, the Fund paid PXP Securities Corp., a wholly owned subsidiary of Phoenix, brokerage commissions in connection with portfolio transactions effected by it as follows:

Commissions paid to PXP Securities Corp.
Hollister Value Equity	$42,561
Oakhurst Growth and Income	5,704
Oakhurst Strategic Allocation	53,876
Seneca Strategic Theme	51,476

At December 31, 2002, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

AIM Mid-Cap Equity	$2,805,573
Alliance/Bernstein Growth + Value	1,974,911
Deutsche Nasdaq-100 Index®	1,280,228
Engemann Small & Mid-Cap Growth	1,715,976
Kayne Large-Cap Core	480,558
Kayne Small-Cap Quality Value	502,716
Lazard International Equity Select	953,348
Lazard Small-Cap Value	2,922,316
Lazard U.S. Multi-Cap	2,001,088
Lord Abbett Bond Debenture	2,117,234
Lord Abbett Large-Cap Value	987,138
Lord Abbett Mid-Cap Value	996,007
MFS Investors Growth Stock	2,285,326
MFS Investors Trust	2,439,721
MFS Value	2,691,314
Sanford Bernstein Global Value	5,665,711
State Street Research Small-Cap Growth	1,504,661
Van Kampen Focus Equity	2,663,542

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Note 4—Purchases and Sales of Securities

Purchases and sales of securities during the year ended December 31, 2002, (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated to the following:

	Purchases	Sales
Aberdeen International	$46,380,024	$68,435,933
Aberdeen New Asia	4,774,021	3,221,391
AIM Mid-Cap Equity	6,376,225	2,187,543
Alliance/Bernstein Growth + Value	3,806,747	1,087,114
Deutsche Dow 30	9,726,408	8,562,877
Deutsche Nasdaq-100 Index®	6,170,513	3,363,625
Duff & Phelps Real Estate Securities	31,846,762	12,967,217
Engemann Capital Growth	795,453,910	951,446,479
Engemann Small & Mid-Cap Growth	9,092,353	7,146,434
Goodwin Multi-Sector Fixed Income	201,481,231	207,962,704
Hollister Value Equity	175,066,746	167,021,006
J.P. Morgan Research Enhanced Index	46,118,360	41,499,669
Janus Flexible Income	44,739,508	34,523,728
Janus Growth	40,975,976	44,694,268
Kayne Large-Cap Core	1,803,467	160,939
Kayne Small-Cap Quality Value	848,700	22,740
Lazard International Equity Select	3,560,968	914,239
Lazard Small-Cap Value	4,289,264	974,071
Lazard U.S. Multi-Cap	2,607,094	562,891
Lord Abbett Bond-Debenture	3,599,222	510,872
Lord Abbett Large-Cap Value	3,788,961	199,713
Lord Abbett Mid-Cap Value	2,172,111	79,292
MFS Investors Growth Stock	12,942,744	9,764,109
MFS Investors Trust	4,541,649	2,911,234
MFS Value	18,268,739	4,799,947
Oakhurst Growth and Income	58,622,725	64,628,378
Oakhurst Strategic Allocation	290,282,073	331,658,334
Sanford Bernstein Global Value	6,825,993	3,661,989
Sanford Bernstein Mid-Cap Value	47,190,030	26,293,572
Sanford Bernstein Small Cap Value	31,717,328	11,259,397
Seneca Mid-Cap Growth	78,789,095	73,799,178
Seneca Strategic Theme	125,144,817	146,652,098
State Street Research Small-Cap Growth	2,866,995	910,477
Van Kampen Focus Equity	13,862,409	13,315,265

There were no purchases or sales of such securities in Goodwin Money Market.

Purchases and sales of long-term U.S. Government securities during the year ended December 31, 2002, aggregated the following:

	Purchases	Sales
Deutsche Dow 30	$164,388	$—
Engemann Capital Growth	—	2,558,250
Goodwin Multi-Sector Fixed Income	93,802,353	78,586,968
J.P. Morgan Research Enhanced Index	177,905	—
Janus Flexible Income	50,994,031	47,039,124
Oakhurst Strategic Allocation	44,614,676	93,485,626
Van Kampen Focus Equity	580,488	649,138

Note 5—Forward Currency Contracts

As of December 31, 2002, Janus Flexible Income has entered into the following forward currency contracts which contractually obligate the Series to receive currency at the specified date:

Contract to Receive	In Exchange for	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
USD 965,610	EUR 975,000	3/28/03	$(1,019,789)	$(54,179)
USD United States Dollar
EUR Euro

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Note 6—Futures Contracts

At December 31, 2002, the following Series had entered into futures contracts as follows:

	Expiration Date	Number of Contracts	Value of Contracts when Opened	Market Value of Contracts	Net Unrealized Appreciation (Depreciation)
Deutsche Dow 30
Dow Jones Industrial Average Index	March ’03	4	$339,400	$333,240	$(6,160)
Deutsche Nasdaq-100 Index®
Nasdaq-100 Index	March ’03	9	186,938	177,660	(9,278)
J.P. Morgan Research Enhanced Index
Standard & Poor’s 500 Index	March ’03	5	1,122,763	1,098,625	(24,138)

Note 7—Credit Risk and Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

Certain Series invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

Note 8—Federal Income Tax Information

The following Series have capital loss carryovers which may be used to offset future capital gains.

	Expiration Year
	2005	2006	2007	2008	2009	2010	Total
Aberdeen International	$—	$—	$—	$—	$25,954,026	$21,530,473	$47,484,499
Aberdeen New Asia	—	1,280,431	—	—	295,786	771,803	2,348,020
AIM Mid-Cap Equity	—	—	—	—	—	115,432	115,432
Alliance/Bernstein Growth + Value	—	—	—	—	—	462,448	462,448
Deutsche Dow 30	—	—	—	—	—	836,821	836,821
Deutsche Nasdaq-100 Index®	—	—	—	35,822	775,525	542,317	1,353,664
Engemann Capital Growth	30,157	590,466	5,141,805	11,718,126	287,550,532	73,263,809	378,294,895
Engemann Small & Mid-Cap Growth	—	—	—	302,334	1,838,456	4,227,881	6,368,671
Goodwin Multi-Sector Fixed Income	—	566,989	15,256,521	6,659,630	4,980,791	7,850,329	35,314,260
Hollister Value Equity	—	—	—	—	5,410,594	18,106,946	23,517,540
J.P. Morgan Research Enhanced Index	—	—	—	—	5,915,199	15,534,573	21,449,772
Janus Growth	—	—	394,837	5,006,205	15,800,456	17,763,352	38,964,850
Kayne Large-Cap Core	—	—	—	—	—	1,272	1,272
Lazard International Equity Select	—	—	—	—	—	6,382	6,382
Lazard Small-Cap Value	—	—	—	—	—	34,689	34,689
Lazard U.S. Multi-Cap	—	—	—	—	—	29,286	29,286
Lord Abbett Large-Cap Value	—	—	—	—	—	1,853	1,853
Lord Abbett Mid-Cap Value	—	—	—	—	—	2,674	2,674
MFS Investors Growth Stock	—	—	—	—	—	751,795	751,795
MFS Investors Trust	—	—	—	—	—	326,812	326,812
MFS Value	—	—	—	—	—	488,938	488,938
Oakhurst Growth and Income	—	—	—	—	3,195,522	11,717,280	14,912,802
Oakhurst Strategic Allocation	—	—	—	3,945,882	7,749,814	13,194,113	24,889,809
Sanford Bernstein Global Value	—	—	—	—	—	441,697	441,697
Seneca Mid-Cap Growth	—	—	—	—	21,438,903	16,035,347	37,474,250
Seneca Strategic Theme	—	—	—	—	74,025,180	27,319,632	101,344,812
Van Kampen Focus Equity	—	—	—	179,842	1,190,743	1,870,909	3,241,494

Included in the Oakhurst Strategic Allocation’s amounts are $3,945,882 (expiring in 2008) and $1,494,417 (expiring in 2009) which were acquired in connection with the merger of the Oakhurst Balanced Fund.

Included in the Engemann Capital Growth’s amounts are $30,157 (expiring in 2005), $590,466 (expiring in 2006), $5,141,805 (expiring in 2007), $11,718,126 (expiring in 2008) and $6,011,292 (expiring in 2009) which were acquired in connection with the merger of the Engemann Nifty Fifty Fund.

Included in the Janus Growth’s amounts are $394,837 (expiring in 2007), $3,269,308 (expiring in 2008) and $338,017 (expiring in 2009) which were acquired in connection with the merger of the Janus Core Equity Fund.

Utilization of the acquired capital losses may be limited.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

The following Series utilized losses deferred in prior years against 2002 capital gains as follows:

Duff & Phelps Real Estate Securities	$846,914

Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2002, the following Series deferred post-October losses as follows:

Aberdeen International	$7,050,819
Aberdeen New Asia	480
AIM Mid-Cap Equity	11,759
Alliance/Bernstein Growth + Value	82,093
Deutsche Dow 30	109,524
Deutsche Nasdaq-100 Index®	1,111,084
Duff & Phelps Real Estate Securities	4,596
Engemann Small & Mid-Cap Growth	277,556
Hollister Value Equity	1,411,566
J.P. Morgan Research Enhanced Index	975,620
Janus Flexible Income	66,201
Janus Growth	1,290,411
Kayne Large-Cap Core	9,406
Lazard U.S. Multi-Cap	8,434
Lord Abbett Large-Cap Value	2,380
Lord Abbett Mid-Cap Value	10,110
MFS Investors Growth Stock	144,640
MFS Investors Trust	54,962
MFS Value	147,552
Oakhurst Growth and Income	4,643,917
Oakhurst Strategic Allocation	5,839,939
Sanford Bernstein Global Value	87,304
Seneca Mid-Cap Growth	1,917,533
Seneca Strategic Theme	2,226,969
Van Kampen Focus Equity	236,444

For the year ended December 31, 2002, prior year capital and currency losses deferred were recognized as follows:

Aberdeen International	$5,911,700
Aberdeen New Asia	652,364
Alliance/Bernstein Growth + Value	943
Deutsche Nasdaq-100 Index®	52,078
Engemann Small & Mid-Cap Growth	323,132
Goodwin Multi-Sector Fixed Income	1,180,326
Hollister Value Equity	757,321
J.P. Morgan Research Enhanced Index	1,074,127
Janus Flexible Income	34,358
Janus Growth	4,246,969
Oakhurst Growth and Income	372,767
Sanford Bernstein Global Value	11,925
Seneca Mid-Cap Growth	758,208
Seneca Strategic Theme	2,450,131
Van Kampen Focus Equity	99,469

As of December 31, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the respective schedule of investments) were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital-Gains
Aberdeen International	$355,870	$—
Aberdeen New Asia	72,727	—
AIM Mid-Cap Equity	—	—
Alliance/Bernstein Growth + Value	12	—
Deutsche Dow 30	46,395	—
Deutsche Nasdaq-100 Index®	—	—
Duff & Phelps Real Estate Securities	193,564	360,580
Engemann Capital Growth	576,571	—
Engemann Small & Mid-Cap Growth	—	—
Goodwin Money Market	—	—
Goodwin Multi-Sector Fixed Income	1,160,487	—
Hollister Value Equity	160,575	—
J.P. Morgan Research Enhanced Index	99,343	—
Janus Flexible Income	31,245	—
Janus Growth	—	—
Kayne Large-Cap Core	—	—
Kayne Small-Cap Quality Value	2,466	—
Lazard International Equity Select	1,628	—
Lazard Small-Cap Value	—	—

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

	Undistributed Ordinary Income	Undistributed Long-Term Capital-Gains
Lazard U.S. Multi-Cap	$38	$—
Lord Abbett Bond-Debenture	8,353	—
Lord Abbett Large-Cap Value	—	—
Lord Abbett Mid-Cap Value	108	—
MFS Investors Growth Stock	—	—
MFS Investors Trust	4,118	—
MFS Value	10,334	—
Oakhurst Growth and Income	192,455	—
Oakhurst Strategic Allocation	873,669	—
Sanford Bernstein Global Value	2,148	—
Sanford Bernstein Mid-Cap Value	—	250,589
Sanford Bernstein Small-Cap Value	166,989	98,241
Seneca Mid-Cap Growth	—	—
Seneca Strategic Theme	—	—
State Street Research Small-Cap Growth	9,853	—
Van Kampen Focus Equity	—	—

The differences between the book basis and tax basis components distributable earnings related principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

Note 9—Reclassification of Capital Accounts

In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2002, the following Series recorded the following reclassifications to increase (decrease) the accounts listed below:

	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss	Capital Paid In on Shares of Beneficial Interest
Aberdeen International	$137,603	$(137,603)	$—
Aberdeen New Asia	33,387	(22,282)	(11,105)
AIM Mid-Cap Equity	4,070	1	(4,071)
Deutsche Nasdaq-100 Index®	38,564	—	(38,564)
Duff & Phelps Real Estate Securities	11,421	(11,423)	2
Engemann Capital Growth	—	(23,581,802)	23,581,802
Engemann Small & Mid-Cap Growth	111,548	—	(111,548)
Goodwin Multi-Sector Fixed Income	14,650	(55,687)	41,037
Hollister Value Equity	(8,085)	5,257	2,828
J.P. Morgan Research Enhanced Index	(1)	—	1
Janus Flexible Income	3,819	—	(3,819)
Janus Growth	112,607	(4,059,579)	3,946,972
Kayne Large-Cap Core	45	—	(45)
Lazard Small-Cap Value	(290)	89	201
Lord Abbett Large-Cap Value	9	—	(9)
MFS Investors Growth Stock	6,205	86	(6,291)
MFS Investors Trust	(63)	204	(141)
MFS Value	(547)	283	264
Oakhurst Growth and Income	1	(187)	186
Oakhurst Strategic Allocation	264,196	(5,745,042)	5,480,846
Sanford Bernstein Global Value	(4,324)	4,324	—
Sanford Bernstein Mid-Cap Value	(159,891)	79,693	80,198
Sanford Bernstein Small-Cap Value	(85,920)	31,345	54,575
Seneca Mid-Cap Growth	379,733	—	(379,733)
Seneca Strategic Theme	413,872	—	(413,872)
State Street Research Small-Cap Growth	4,084	(4,084)	—
Van Kampen Focus Equity	8,891	—	(8,891)

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Note 10—Mergers

On March 22, 2002, Janus Growth (“Growth”) acquired all of the net assets of Janus Core Equity (“Core Equity”) pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity’s net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

On April 5, 2002, Engemann Capital Growth (“Capital Growth”) acquired all of the net assets of Engemann Nifty Fifty (“Nifty Fifty”) pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty’s net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

On April 5, 2002, Oakhurst Strategic Allocation (“Strategic Allocation”) acquired all of the net assets of Oakhurst Balanced (“Balanced”) pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced’s net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

Note 11—Manager of Managers

The Fund and PVA have received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 12—Phoenix-Federated U.S. Government Bond Series Substitution

Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

Note 13—Mixed and Shared Funding

Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company (“Phoenix”), PHL Variable Insurance Company (“PHL Variable”), and Phoenix Life and Annuity Company (“PLAC”). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund’s Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2002

Note 14—Proposed Reorganization

On November 12, 2002 and December 10, 2002, The Board of Trustees of The Fund approved a Plan of Reorganization to merge three Series of the Fund into other existing series of the Fund. Each discontinued Series will be merged into a corresponding surviving series as follows:

Discontinued Series	Surviving Series	Approval Date
Aberdeen New Asia	Aberdeen International	November 12, 2002
MFS Investors Growth Stock	Janus Growth(1)	December 10, 2002
Van Kampen Focus Equity	Janus Growth(1)	December 10, 2002

If the shareholders approve the Plan of Reorganization each discontinued Series will transfer all or substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series will receive a proportional number of shares in the surviving Series. The shareholders of each discontinued Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of the shareholders of Aberdeen New Asia will be held on January 27, 2003, and the next meeting of the shareholders of MFS Investors Growth Stock and Van Kampen Focus Equity will be held on February 14, 2003, at which time, these matters will be submitted for a shareholder vote.

(1)	MFS will succeed Janus as subadvisor.

Tax Information Notice (Unaudited)

For the fiscal year ended December 31, 2002, the following Series designated long-term capital gain dividends as follows:

Duff & Phelps Real Estate Securities	$710,130
Janus Flexible Income	58,966
Sanford Bernstein Mid-Cap Value	2,828,448
Sanford Bernstein Small-Cap Value	664,562

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund’s record and other pertinent information.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of

The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 35 series constituting The Phoenix Edge Series Fund (hereafter referred to as the “Fund”) at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts

February 10, 2003

FUND MANAGEMENT

Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

DISINTERESTED TRUSTEES

Frank M. Ellmer, CPA 704 SW Lake Charles Circle Port St. Lucie, FL 34986 4/11/40 Trustee	1999	Retired	35	None

John A. Fabian 497 Hensler Lane Oradell, NJ 07649 2/5/34 Trustee	1999	Retired	35	None

Roger A. Gelfenbien 37 Stonegate Drive Wethersfield, CT 06109 5/14/43 Trustee	2000	Retired	35	Chairman, Board of Trustees at The University of Connecticut (1997-present). Director, USAllianz Variable Insurance Product Trust, 23 funds (1999-present).

Eunice S. Groark 35 Saddle Ridge Drive Bloomfield, CT 06002 2/1/38 Trustee	1999	Self-employed	35	Director, Peoples’ Bank (1995-present).

Frank E. Grzelecki 38 Gerrish Lane New Canaan, CT 06840 6/19/37 Trustee	2000	Retired; previously Managing Director, Saugatuck Associates, Inc. (1999-2000); Vice Chairman, (1997-1998), President/Chief Operating Officer (1992-1997), Handy & Harman, Trenwick Group, LTD (1999-2001).	35	Director, Barnes Group, Inc. (1997-present).

John R. Mallin Cummings & Lockwood Cityplace I, 185 Asylum St. Hartford, CT 06103 7/28/50 Trustee	1999	Principal/Attorney, Cummings & Lockwood, LLC (1996-present).	35	None

FUND MANAGEMENT

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

INTERESTED TRUSTEES
Michael J. Gilotti One American Row Hartford, CT 06102 05/25/47 Trustee/Executive Vice President	Executive Vice President – 1999; Trustee – 2002	Various positions including Executive Vice President, Phoenix Life Insurance Company (1999-present). Director, Bank and Broker/Dealer Operations, Aetna (1994-1999). Director, Phoenix Variable Advisors, Inc. (2000-present). Director, Phoenix Life and Annuity Company. Director, PHL Variable Insurance Company.	35	None

Simon Y. Tan One American Row Hartford, CT 06102 02/17/52 Trustee/President	1999

Various positions including Executive Vice President, Phoenix Life Insurance Company (1982-present). Director, Aberdeen Asset Management, PLC; Director, AGL Life Assurance Company; Director, American Phoenix Life and Reassurance Company; Director, AnnuityNet, Inc.; Director, Lombard International Assurance S.A.; Director, Main Street Management Company; Director, PFG Holdings, Inc.; Director, PHL Associates Insurance Agency of MA, Inc.; Director, PHL Associates Insurance Agency of NM, Inc.; Director, PHL Variable Insurance Company; Director, Phoenix-Aberdeen International Advisors, LLC; Director, Phoenix Distribution Holding Company; Director, Phoenix Global Investments Co., Ltd.; Director, Phoenix Life and Annuity Company; Director, Phoenix Life and Reassurance Company of New York; Director, Phoenix National Insurance Company; Director, Phoenix Variable Advisors, Inc.; Director, PM Holdings, Inc.; Director, Worldwide Phoenix Limited; Director, WS Griffith Advisors, Inc.; Director, WS Griffith Associates, Inc.; Director, WS Griffith Securities, Inc.

			35	None

OFFICER(S) WHO ARE NOT TRUSTEES

Nancy G. Curtiss 56 Prospect Street Hartford, CT 06115 11/24/52 Vice President, Treasurer and Principal Accounting Officer	1994

Treasurer, Phoenix Edge Series Fund (1994-present), Phoenix funds (1994-present), Phoenix Duff & Phelps Institutional Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund (1996-present) and Phoenix-Seneca Funds (2000-present). Vice President and Treasurer (1994-present), Phoenix Equity Planning Corporation.

			N/A	N/A

Richard J. Wirth One American Row Hartford, CT 06102 11/14/58 Vice President, Secretary and Counsel	2001	Vice President, Secretary and Counsel, Phoenix Edge Series Fund. Vice President and Insurance and Investment Products Counsel, Phoenix Life Insurance Company (1993-present).	N/A	N/A

•	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

THE PHOENIX EDGE SERIES FUND

101 Munson Street

Greenfield, Massachusetts 01301

Board of Trustees

Frank M. Ellmer, CPA

John A. Fabian

Roger A. Gelfenbien

Michael J. Gilotti

Eunice S. Groark

Frank E. Grzelecki

John R. Mallin

Simon Y. Tan

Executive Officers

Simon Y. Tan, President

Michael J. Gilotti, Executive Vice President

Nancy G. Curtiss, Vice President, Treasurer, and Principal Accounting Officer

Doreen A. Bonner, Vice President and Compliance Officer

Richard J. Wirth, Vice President, Counsel and Secretary

Robert S. Driessen, AML Compliance Officer

Investment Advisors

Phoenix Investment Counsel, Inc.

56 Prospect Street

Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.

55 East Monroe Street, Suite 3600

Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC

One American Row

Hartford, Connecticut 06102-5056

Phoenix Variable Advisors, Inc.

One American Row

Hartford, Connecticut 06102-5056

Custodians

JP Morgan Chase Bank

270 Park Avenue

New York, New York 10017-2070

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street

Boston, Massachusetts 02110

Phoenix Life Insurance Company

P.O. Box 22012

Albany, NY 12201-2012

Phoenix Life Insurance Company

www.phoenixwm.com

OL2958A © The Phoenix Companies, Inc.

2/03

One Franklin Parkway

San Mateo, CA 94403-1906

Phoenix Life Insurance Company

P.O. Box 22012

Albany, NY 12201-2012

Annual Report

Insurance Issuer

Phoenix Life Insurance Company

Tip Distributor

WS Griffith and Co., Inc.

Service Center

Variable Annuity Operations

800/243-4840

Investment Managers

Franklin Advisers, Inc.

Templeton Investment Counsel, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Phoenix Investment Counsel, Inc.

FTVIP Trust Distributor

Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus which includes the Franklin Templeton Variable Insurance Products Trust (FTVIP Trust) and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

OL2958A